                             COGNIGEN NETWORKS, INC.
                                  SCHEDULE 14A
                                 (Rule 14a-101)

INFORMATION REQUIRED AMENDMENT TO PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|      Preliminary Proxy Statement
|_|      Confidential for use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                            COGNIGEN NETWORKS, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which the transaction applies:
------------------------------------------------------------------------------
     (2)   Aggregate number of securities to which transaction applies:
------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
------------------------------------------------------------------------------
     (4)   Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------------
     (5)   Total fee paid:
------------------------------------------------------------------------------
|_|  Fee paid previously with preliminary materials.
------------------------------------------------------------------------------
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
------------------------------------------------------------------------------
     (3)  Filing Party:
------------------------------------------------------------------------------
     (4)  Date Filed:
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
                                                           PRELIMINARY COPY

                             COGNIGEN NETWORKS, INC.
                             7001 Seaview Avenue NW
                                    Suite 210
                            Seattle, Washington 98117

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held on August 30, 2000
        NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the
"Meeting") of Cognigen Networks, Inc., a Colorado corporation (the "Company"), will be held in the Special Events Room on the Second Floor, 7001 Seaview Avenue, NW, Seattle, Washington 98117, on Wednesday, August 30, 2000, at
10:00 a.m., Pacific Time, for the purpose of considering and voting upon proposals to:

        (1) adopt an amendment to Article THIRD of the Articles of Incorporation of the Company to delete any reference contained in the current Article THIRD to an area of business in which the Company no longer engages and to change the wording of the provision in the current Article THIRD that confers upon the Company all of the rights, powers and privileges conferred on Colorado corporations;

        (2) adopt an amendment to Article FOURTH of the Articles of Incorporation of the Company which, among other things, increases the authorized shares of common stock of the Company from 50,000,000 shares to 300,000,000 shares of $0.001 par value common stock and authorizes 20,000,000 shares of no par value preferred stock;

        (3) adopt an amendment to Section (d)(ii) of Article EIGHTH of the Articles of Incorporation of the Company to change the vote required to amend the Articles of Incorporation to a majority of a quorum;

        (4) adopt a new Article NINTH of the Articles of Incorporation of the Company which limits the liability of the directors of the Company under certain circumstances;

        (5) authorize the Board of Directors of the Company to adopt an amendment to the Company's Articles of Incorporation at such time as the Board of Directors deems it appropriate to effectuate a one-for-two, a one-for-three or a one-for-four reverse split of the Company's outstanding common stock, the exact reverse split to be determined by the Board of Directors of the Company;

        (6) approve the Company's 2000 Incentive and Nonstatutory Stock Option Plan; and

        (7) transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

         Only shareholders of record at the close of business on June 23, 2000, are entitled to notice of and to vote at the Meeting and at any adjournment(s) thereof.

         The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. All shareholders are cordially invited to attend the Meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            DAVID L. JACKSON, SECRETARY
Seattle, Washington
July 28, 2000

                                                              PRELIMINARY COPY

                             COGNIGEN NETWORKS, INC.
                             7001 Seaview Avenue NW
                                    Suite 210
                            Seattle, Washington 98117


                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 30, 2000

         This proxy statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Directors of Cognigen Networks, Inc. (the "Company") to be used at a Special Meeting of Shareholders (the "Meeting") to be held in the Special Events Room on the Second Floor, 7001 Seaview Avenue, N.W., Seattle, Washington 98117, on Wednesday, August 30, 2000, at 10:00 a.m. Pacific Time, and at any adjournment(s) thereof.

         This Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about July 28, 2000.

                         REVOCATION AND VOTING OF PROXY

         Any person signing and mailing the enclosed Proxy may revoke it at any time before it is voted by: (i) giving written notice of the revocation to the Company's corporate secretary; (ii) voting in person at the Meeting; or (iii) voting again by submitting a new proxy card. Only the latest dated proxy card, including one which a person may vote in person at the Meeting, will count. If not revoked, the Proxy will be voted at the Meeting in accordance with the instructions indicated on the Proxy by the shareholder, or, if no instructions are indicated, FOR the proposed amendments to the Company's Articles of Incorporation; FOR approval of a proposal to authorize the Board of Directors of the Company to adopt an amendment to the Company's Articles of Incorporation at such time as the Board of Directors deems it appropriate to effectuate a one-for-two, a one-for-three, a one-for-four reverse split of the Company's outstanding common stock, the exact reverse split to be determined by the Board of Directors of the Company; and FOR approval of the Company's 2000 Incentive and Nonstatutory Stock Option Plan.

                               SUMMARY TERM SHEET

         One of the proposals that will be considered and voted upon at the Meeting is a proposal to adopt an amendment to Article FOURTH of the Articles of Incorporation of the Company to increase the Company's authorized shares of common stock. One of the reasons to increase the Company's authorized shares of common stock is so that the Company can pay the balance of the consideration to be paid in connection with the acquisition of the assets of Inter-American Telecommunications Holding Corporation ("ITHC"). The following is a summary of the transaction. The summary does not contain all the information that may be deemed to be important to a shareholder. Each shareholder should carefully review the entire proxy statement to fully understand the transaction between the Company and ITHC.

        Acquisition.

        Shareholder Vote. The shareholders of the Company are being asked to vote to approve an amendment to Article FOURTH of the Company's Articles of Incorporation to increase the number of authorized shares of common stock of the Company so that the Company will be able to issue additional shares of the Company's common stock to ITHC in connection with the acquisition of all of the assets of ITHC by the Company.

        Consideration. The consideration paid and payable by the Company to ITHC for the assets consists of:

        - 11,742,953 shares of the Company's common stock that were issued at the first closing;

        - 37,298,444 shares of the Company's common stock that are to be issued at the second closing; and

        - the assumption by the Company of all of the liabilities of ITHC that existed on August 20, 2000.

        Reason for the Acquisition.

        Since 1989, the Company has had no business operations and had been seeking a business opportunity to acquire. On March 11, 1999, the Company entered into an agreement to acquire all the outstanding shares of Price net.com; however, this agreement was terminated on March 30, 1999.

        On August 20, 1999, the Company acquired all of the assets of ITHC in exchange for the Company's common stock. ITHC is engaged in marketing long distance telecommunications services directly and through the internet.
The directors of the Company believed that the acquisition of the assets of ITHC would enable the Company to be actively engaged in an existing, on-going business (not a start-up company) that the directors of the Company believed had substantial growth potential.

        Fairness of the Acquisition.

        The then directors of the Company carefully considered the acquisition of the assets of ITHC and the number of shares of the Company's stock that would be issued to ITHC in connection with the acquisition. The directors believed that the Company had found a viable, on-going business (not a start-up company) and that the number of shares that the Company would have to issue to ITHC, considering the fact that the Company was unable to complete an acquisition over the past ten years, was reasonable in light of what the directors believed was the potential for growth of the business acquired. The directors did not retain a financial advisor to opine as to the fairness of the transaction.

        Unanimous Director Recommendation.

        The directors unanimously approved the transaction whereby the Company acquired the assets of ITHC and recommends that the shareholders approve an amendment to Article FOURTH of the Company's Articles of Incorporation to increase the authorized shares of common stock of the Company so that the Company is able to issue the additional 37,298,444 shares to ITHC to complete the acquisition. There is no penalty imposed upon the Company if the Company does not increase the authorized number of shares to complete the acquisition. The Company has been orally advised that shareholders holding approximately 51% of the outstanding shares of common stock of the Company intend to vote in favor of increasing the number of authorized shares of the Company.

        Interest of Directors in the Transaction.

        Just prior to the transaction, Jimmy L. Boswell and David G. Lucas were directors, officers and owners of less than 5% of the outstanding common stock of ITHC and David L. Jackson and his wife were the directors and officers of the Company and David L. Jackson was the owner of less than 5% of the outstanding common stock of ITHC. Darrell H. Hughes was hired after the transaction with ITHC was completed and obtained approximately 10.5% of the outstanding common stock of ITHC. As a result of being shareholders of ITHC, Jimmy L. Boswell, David G. Lucas, David L. Jackson and Darrell H. Hughes will benefit from the additional shares to be issued to ITHC.

        Contact Information.

        If you have any questions regarding this transaction or any other matters discussed in this proxy statement, please contact:

        David L. Jackson
        P.O. Box 9345
        Rancho Santa Fe, California  92067-4345

        Further Information.

For further information pertaining to the transaction between the Company and ITHC and the proposal to adopt an amendment to Article FOURTH of the Company's Articles of Incorporation, see "Changes in Control of the Company", "Certain Information Pertaining to the Company and ITHC" and "Proposal Number Three."

                                VOTING SECURITIES

        Voting rights are vested exclusively in the holders of the Company's $0.001 par value common stock with each share entitled to one vote. Cumulative voting in the election of directors is not permitted. Only shareholders of record at the close of business on June 23, 2000, are entitled to notice of and to vote at the Meeting or any adjournments thereof. On June 23, 2000, the Company had 47,030,547 shares of common stock outstanding.

                           PRINCIPAL SHAREHOLDERS AND
                        SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth as of June 23, 2000, the number of shares of the Company's outstanding common stock beneficially owned by each of the Company's current directors and by each person who is expected to become a director prior to the Meeting, sets forth the number of shares of the Company's common stock beneficially owned by all of the Company's current executive officers and directors as a group, and sets forth the number of shares of the Company's common stock owned by each person who owned of record, or was known to own beneficially, more than 5% of the outstanding shares of the Company's common stock:


                                   Amount and Nature of
Name and Address                  Beneficial Ownership(1)      Percent of Class
----------------                  ----------------------       ----------------

Jimmy L. Boswell                   2,618,468(2)(3)              5.4%
Suite 304
3220 South Higuera Street
San Luis Obispo, CA 93401

Troy D. Carl                               0(2)                  --
6751-B Academy Road, N.E.
Albuquerque,
 New Mexico 87109

David L. Jackson                   2,460,471(4)                 5.1%
16053 Via Viajera
Rancho Santa Fe, CA 92067

Wilhelm J. Giertsen                  559,213(2)(5)              1.2%
Starefossveien
5019 Burgen
Norway

Darrell H. Hughes                  4,148,883(6)                 8.5%
Suite 210
7001 Seaview Avenue N.W.
Seattle, WA 98117

David G. Lucas                     2,618,468(2)(7)              5.4%
Suite 304
3220 South Higuera Street
San Luis Obispo, CA  93401

Mohammed I. Marafi                 1,289,474(2)(8)              2.7%
P. O. Box 104
13002 Safat
Kuwait


All current officers and
directors as a group
(5 persons)                       11,846,290(9)                22.2%

Combined Telecommunications
 Consultancy, Ltd.                 5,831,412(10)(15)           11.4%
2608 Second Avenue,
Suite 108
Seattle, Washington 98121

Cognigen Corporation              14,007,864(11)               29.8%
8711 15th Avenue N.W.
Seattle, WA 98117

Kevin E. Anderson                 26,007,864(11)(12)           44.1%
2608 Second Avenue,
Suite 108
Seattle, Washington 98120

Anderson Family Trust #1          26,007,864(12)(13)           44.1%
2608 Second Avenue,
Suite 108
Seattle, Washington 98120

Peter Tilyou                      19,586,492(10)(12)(14)(15)   30.7%
2608 Second Avenue,
Suite 108
Seattle, Washington 98120


        (1) Except as indicated below, each person has sole and voting and/or investment power over the shares listed.

        (2) It is planned that Messrs. Boswell, Carl, Giertsen, Lucas and Marafi will be appointed directors of the Company by Messrs. Hughes and Jackson, who are the current directors of the Company, prior to the Meeting.

        (3) Includes 1,600,000 shares underlying an option. Mr. Boswell currently owns approximately 2.6% of the outstanding common stock of ITHC. If the proposal to adopt the amendment to Article FOURTH of the Articles of Incorporation is approved, ITHC will be entitled to receive 37,298,444 shares of the Company's common stock. Mr. Boswell does not have sole or shared voting and/or investment power over the shares of the Company's common stock owned by ITHC. Therefore, Mr. Boswell disclaims beneficial ownership of the approximate 981,535 shares of the Company's common stock that will be represented by Mr. Boswell's ownership of approximately 2.6% of the outstanding common stock of ITHC. The 981,535 shares are not included in the above table.

        (4) Includes 1,600,000 shares underlying an option. Mr. Jackson currently owns approximately 3.5% of the outstanding common stock of ITHC. If the proposal to adopt the amendment to Article FOURTH of the Articles of Incorporation is approved, ITHC will be entitled to receive 37,298,444 shares of the Company's common stock. Mr. Jackson does not have sole or shared voting and/or investment power over the shares of the Company's common stock owned by ITHC. Therefore, Mr. Jackson disclaims beneficial ownership of the approximate 1,295,629 shares of the Company's common stock that will be represented by Mr. Jackson's ownership of approximately 3.5% of the outstanding common stock of ITHC. The 1,295,629 shares are not included in the above table.

        (5) Includes 25,000 shares owned by Mr. Giertsen's wife.

        (6) Includes 1,600,000 shares underlying an option. Mr. Hughes currently owns approximately 10.5% of the outstanding common stock of ITHC. If the proposal to adopt the amendment to Article FOURTH of the Articles of Incorporation is approved, ITHC will be entitled to receive an additional 37,298,444 shares of the Company's common stock. Mr. Hughes does not have sole or shared voting and/or investment power over the shares of the Company's common stock owned by ITHC. Therefore, Mr. Hughes disclaims beneficial ownership of the approximate 3,926,150 shares of the Company's that will be represented by Mr. Hughes' ownership of approximately 10.5% of the outstanding common stock of ITHC. The 3,926,150 shares are not included in the above table.

        (7) Includes 1,600,000 shares underlying an option. Mr. Lucas currently owns approximately 2.6% of the outstanding common stock of ITHC. If the proposal to adopt the amendment to Article FOURTH of the Articles of Incorporation is approved, ITHC will be entitled to receive 37,298,444 shares of the Company's common stock. Mr. Lucas does not have sole or shared voting and/or investment power over the shares of the Company's common stock owned by ITHC. Therefore, Mr. Lucas disclaims beneficial ownership of the approximate 981,535 shares of the Company is common stock that will be represented by Mr. Lucas' ownership of approximately 2.6% of the outstanding common stock of ITHC. The 981,535 shares are not included in the above table.

        (8) Includes 100,000 shares underlying a warrant. Does not include 1,241,472 shares owned by companies in which Mr. Marafi has a minority interest.

        (9) Includes the shares specified in footnotes (3), (4), (6) and (7) above.

        (10) Includes 4,000,000 shares underlying an option. Combined Telecommunications Consultancy, Ltd. ("CTC") currently owns approximately 7.1% of the outstanding common stock of ITHC. If the proposal to adopt the amendment to Article FOURTH of the Articles of Incorporation is approved, ITHC will be entitled to receive 37,298,444 shares of the Company's common stock. CTC does not have sole or shared voting and/or investment power over the shares of the Company's common stock owned by ITHC. Therefore, CTC disclaims beneficial ownership of the approximate 2,630,521 shares of the Company's common stock will be represented by CTC's ownership of approximately 7.1% of the outstanding common stock of ITHC. The 2,630,521 shares are not included in the above table.

        (11) Cognigen Corporation currently owns approximately 57.9% of the outstanding common stock of ITHC. If the proposal to adopt the amendment to Article FOURTH of the Articles of Incorporation is approved, ITHC will be entitled to receive 37,298,444 shares of the Company's common stock. The 37,298,444 shares will be deemed to be beneficially owned by Cognigen Corporation. The 37,298,444 shares are not included in the above table.

        (12) Includes 12,000,000 shares of the Company's common stock underlying an option owned by the Anderson Family Trust #1. Kevin E. Anderson has the sole voting and investment power over the shares of the Company's common stock owned by ITHC. Kevin E. Anderson and members of his family are the beneficiaries of the Anderson Family Trust #1 which owns approximately 98.9% of the outstanding common stock of Cognigen Corporation. Therefore, Mr. Anderson may be deemed to beneficially own the 14,007,864 shares of the Company's common stock that Cognigen Corporation may be deemed to beneficially own.

        (13) Represents the 26,007,864 shares that Kevin Anderson may be deemed to beneficially own.

        (14) Includes the shares owned by CTC and the Anderson Family Trust #1,955,080 shares owned by Telkiosk, Inc. and 800,000 shares underlying an option owned by Telkiosk. Peter Tilyou is the sole trustee, but not a beneficiary, of the Anderson Family Trust #1. As the managing officer/director of CTC and Telkiosk, Mr. Tilyou has voting and investment power over the shares of the Company's common stock beneficially owned by CTC and Telkiosk. Mr. Tilyou is the beneficial owner of 33% of the outstanding shares of Telkiosk and 25% of the outstanding shares of CTC.

        (15) The information pertaining to the shares of the Company's common stock beneficially owned by CTC and Telkiosk and the information pertaining to Peter Tilyou's relationship to both and to the Anderson Family Trust #1 is based on the shareholder records of the Company and information provided to the Company by Peter Tilyou.

                        CHANGE IN CONTROL OF THE COMPANY

        On August 20, 1999, the Company completed the first closing of the acquisition of all of the assets of ITHC in exchange for 29,242,953 shares of the Company's common stock. On December 27, 1999, the Company and ITHC agreed that the total number of shares of the Company's common stock that were to be issued at the first closing was 11,742,953 shares rather than 29,242,953 shares and that the total number of shares to be issued by the Company to ITHC at the second closing is 37,298,444 shares. Further, the Company and ITHC made it clear that the Company was acquiring all of the assets and assuming all of the liabilities of ITHC as of August 20, 1999.

        As a result of ITHC's receipt of the 11,742,953 shares of the Company's common stock and a previous purchase of 12,452,431 shares of the Company's common stock by ITHC from David L. Jackson, Patricia A. Jackson, Karrie R. Jackson, and Eric J. Sunsvold, ITHC owned 24,195,384 shares, or approximately 54.0% of the Company's outstanding shares of common stock. In May 2000, ITHC distributed the 24,195,384 shares pro rata to its shareholders. If the proposal to adopt the amendment to Article FOURTH of the Articles of Incorporation is approved, ITHC will receive 37,298,444 shares, or approximately 44.2% of the Company's outstanding shares of common stock. It is contemplated that ITHC will distribute the 37,298,444 shares pro rata to its shareholders.

        Kevin E. Anderson and his family are beneficiaries of the Anderson Family Trust #1 which owns approximately 98.9% of the outstanding common stock of Cognigen Corporation. Cognigen Corporation currently owns approximately 29.8% of the outstanding common stock of the Company. Therefore, Kevin E. Anderson may be deemed to control the Company.

        The assets of ITHC consisted of electronically archived customer data bases consisting of approximately 95,000 individual residential and business long-distance telephone service subscriber accounts; agency, reseller and other agreements and contracts ITHC had with carriers, switched resellers, unswitched resellers, consolidators or other providers of long-distance and local telephone service; ITHC's accounts receivable, commissions receivable, future commissions that may be payable from any of the carriers, switched resellers, unswitched resellers, consolidators or other providers of long-distance and local telephone service; ITHC's computer software, proprietary programs and applications, computers, monitors, peripherals, printers, copiers, telephone PABX systems, office furniture and fixtures, office leases; customer data bases, customer lists and print and electronic records relating to customers; ITHC's inventories and orders for prepaid telephone cards; ITHC's new accounts; ITHC's websites, pages, links and agreements as well as ITHC's Internet domains and email addresses; agreements with ITHC's agents and subagents; exclusive use and control of the name "Cognigen" and its attendant copyright, trade name and trademark and service mark registrations; ITHC's intellectual property; ITHC's lines of credit with carriers, prepaid card providers, switched resellers, switchless resellers and other providers of local and long-distance phone service, ITHC's cash and all of the outstanding stock of Inter-American Telecommunications Corporation, a non-operating subsidiary of ITHC. The audited balance sheets of ITHC as of June 30, 1999, and the audited statements of operations, cash flows and changes in stockholders' equity of ITHC for the period July 24, 1998 (inception) through June 30, 1999, the audited balance sheets of Cognigen Corporation as of June 30, 1999 and 1998 and the audited statements of income and retained earnings and cash flows of Cognigen Corporation and unaudited pro forma financial information as of June 30, 1999 for the Company, ITHC and Cognigen Corporation and the unaudited consolidated balance sheets of the Company as of March 31, 1999 and the unaudited consolidated statements of operations, unaudited consolidated statement of shareholders' equity (deficit) and unaudited consolidated statements of cash flows of the Company for the nine months ended March 31, 1999 are attached hereto as Exhibit A.

             CERTAIN INFORMATION PERTAINING TO THE COMPANY AND ITHC

        As indicated under the caption "Change in Control," on August 20, 1999, the Company acquired all of the assets of ITHC in exchange for 11,742,953 shares of the Company's common stock that were issued to ITHC and distributed by ITHC pro rata to its shareholders and 37,298,444 shares of the Company's common stock that will be issued to ITHC only if the proposal to adopt the amendment to Article FOURTH of the Articles of Incorporation is approved at the Meeting. Prior to the acquisition of the assets of ITHC, the Company had no operations, no assets and minimal liabilities. The audited balance sheets of ITHC as of June 30, 1999, and the audited statements of operations, cash flows and changes in stockholders' equity of ITHC for the period July 24, 1998 (inception) through June 30, 1999, the audited balance sheets of Cognigen Corporation as of June 30, 1999 and 1998 and the audited statements of income and retained earnings and cash flows of Cognigen Corporation and unaudited pro forma financial information as of June 30, 1999 for the Company, ITHC and Cognigen Corporation and the unaudited consolidated balance sheets of the Company as of March 31, 1999 and the unaudited consolidated statements of operations and unaudited consolidated statements of cash flows of the Company for the six months ended March 31, 1999 are attached hereto as Exhibit A.

        The transaction between the Company and ITHC was structured as a stock for assets transaction to enable the first closing to be held without the approval of the Company's shareholders so that the Company could quickly become engaged in a business.


        ITHC, which was incorporated in July 1998, acquired the assets it transferred to the Company for a total of $1,600,000 in promissory notes, which were assumed by the Company, and 7,500 shares of ITHC's common stock. ITHC originally acquired the assets in 1998 and 1999 from Inter-American Telecommunications Corporation, Telkiosk, Inc., Combined Telecommunications Consultancy, Ltd. and Cognigen Corporation, all of which were incorporated in 1998.

        ITHC, through Cognigen Corporation, its e-commerce division, was a major marketer of long-distance telecommunications services. Operating on the Internet via thousands of Web sites, Cognigen Corporation marketed both domestic and international long-distance telephone service as well as prepaid calling cards through a network of approximately 40,000 independent agents to approximately 157,000 subscribers worldwide.

        Since 1997, the Cognigen Corporation division has experienced growth in the retail revenue it has generated, in the size of its agent force, and in the number of subscribers it has acquired and maintained. Cognigen Corporation's Internet presence operates through proprietary programs that provide for a very high volume of visits with user friendly procedures that allow on-line fulfillment of service applications. Typically, a Cognigen Corporation subscriber is able to apply for, and obtain discount long-distance service within a matter of hours rather than days.

        The Company currently leases approximately 3,457 square feet of office space at 7001 Seaview Avenue, NW, Suite 210, Seattle, Washington 98117, pursuant to a lease that will terminate in December 2001 and that currently requires monthly rental payments of approximately $3,025. The Company also currently leases approximately 1,007 square feet of office space at 6751 Academy Road, NE, Suite B, Albuquerque, New Mexico 87109, pursuant to a lease that will terminate in March 2003 and that currently requires monthly rental payments of $1,390.49.

        ITHC had 9 employees at the time the ITHC assets were acquired by the Company. The employees became employees of the Company. As of June 23, 2000, the Company had a total of 17 employees.

        The Company's common stock is quoted on the OTC Bulletin Board ("OTC"). Even though maintaining a current listing on the OTC, no known significant trading occurred during the Company's last two fiscal years. The following table sets forth, for the periods indicated, the high and low closing bid price quotations for the common stock as reported by the National Quotation Bureau, LLC. Such quotations reflect inter-dealer prices, but do not include retail mark-ups, mark-downs or commissions and may not necessarily represent actual transactions.

                                      High Closing Bid       Low Closing Bid

Quarter ended March 31, 2000             $ 2.625                $ 1.25
Quarter ended December 31, 1999:           3.625                  0.8125
Quarter ended September 30, 1999:          1.00                   0.1875

Quarter ended June 30, 1999:             $ 0.30                 $ 0.125
Quarter ended March 31, 1999:              0.2815                 0.03125
Quarter ended December 31, 1998:           0.10                   0.08
Quarter ended September 30, 1998:          0.125                  0.0625

Quarter ended June 30, 1998:             $ 0.1875               $ 0.125
Quarter ended March 31, 1998:              0.1875                 0.125
Quarter ended December 31, 1997:           0.15625                0.125
Quarter ended September 30, 1997:          0.3125                 0.15625


         As of June 23, 2000, there were approximately 1,326 holders of record of the Company's common stock. The number of record holders does not include holders whose securities are held in street name. The closing price of the common stock on August 20, 1999, the date of the closing of the agreement with ITHC, was $0.7187 per share. The closing price of the common stock on June 23, 2000, was $1.00. As of June 23, 2000, the Company had 47,030,547 shares of common stock outstanding.

         The Company has never paid and does not anticipate paying any cash dividends on its common stock in the foreseeable future. The Company intends to retain all earnings for use in the Company's business operations and in the expansion of its business.

                         ACTIONS TO BE TAKEN AT MEETING

         The Meeting has been called by the directors of the Company to consider and act upon proposals to:

        (1) adopt an amendment to Article THIRD of the Articles of Incorporation of the Company to delete any reference contained in the current Article THIRD to an area of business in which the Company no longer engages and to change the wording of the provision in the current Article THIRD that confers upon the Company all of the rights, powers and privileges conferred on Colorado corporations;

        (2) adopt an amendment to Article FOURTH of the Articles of Incorporation of the Company which, among other things, increases the authorized shares of common stock of the Company from 50,000,000 shares to 300,000,000 shares of $0.001 par value of common stock and authorizes 20,000,000 shares of no par value preferred stock;

        (3) adopt an amendment to Section (d)(ii) of Article EIGHTH of the Articles of Incorporation of the Company to change the vote required to amend the Articles of Incorporation to a majority of a quorum;

        (4) adopt a new Article NINTH of the Articles of Incorporation of the Company which limits the liability of the directors of the Company under certain circumstances;

        (5) authorize the Board of Directors of the Company to adopt an amendment to the Company's Articles of Incorporation at such time as the Board of Directors deems it appropriate to effectuate a one-for-two, a one-for-three or a one-for-four reverse split of the Company's outstanding common stock, the exact reverse split to be determined by the Board of Directors of the Company;

        (6) approve the Company's 2000 Incentive and Nonstatutory Stock Option Plan; and

        (7) transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

         The holders of one-third of the outstanding shares of common stock of the Company present at the Meeting in person or represented by proxy constitute a quorum. To be approved, the proposals specified in items (1) through (5) must receive the affirmative vote of a majority of the outstanding shares. If a quorum is present, the proposal specified in item (6) must receive the affirmative vote of a majority of the shares represented in person or by proxy at the Meeting and entitled to vote thereon. Where brokers have not received any instruction from their clients on how to vote on a particular proposal, brokers are permitted to vote on routine proposals but not on nonroutine matters. The absence of votes on nonroutine matters are "broker nonvotes." Abstentions and broker nonvotes will be counted as present for purposes of establishing a quorum, will be counted as present for purposes of the proposals and will count as votes against all of the proposals.

         The Company has been orally advised that each of the persons listed under "Principal Shareholders and Security Ownership of Management" intends to vote for the proposals described herein. Therefore, approximately 51% of the outstanding shares of common stock should be voted in favor of each proposal.

                             EXECUTIVE COMPENSATION

         The following table provides certain information pertaining to the compensation paid by the Company and its subsidiaries during the Company's last three fiscal years for services rendered by Jimmy L. Boswell, Darrell H. Hughes and David L. Jackson, all of whom were chief executive officers of the Company during the fiscal year ended June 30, 2000.

                               Annual Compensation

                                                                              Long Term
                                                                              Compensation
                                                                              Awards
                                                                              ----------
                        Fiscal                                  Other
                        Year                                    Annual        Securities             All Other
Name and                Ended                                   Compen-       Underlying             Compen-
Principal Position      June 30,     Salary($)     Bonus($)     sation($)     Options(#)             sation($)
------------------      --------     ---------     --------     ---------     ----------             ---------

Jimmy L. Boswell        2000         $ 103,333            -             -      1,600,000     (a)             -
President and Chief     1999                 -            -             -              -                     -
Operating Officer of    1998                 -            -             -              -                     -
the Company since
August 20, 1999

David L. Jackson        2000         $  29,000            -             -      1,600,000     (a)     $  24,000     (b)
President of the        1999                 -            -             -              -                     -
Company until           1998                 -            -             -              -                     -
August 20, 1999

Darrell H. Hughes       2000         $  88,542            -             -      1,600,000     (a)             -
Chief Executive         1999                 -            -             -              -                     -
Officer since           1998                 -            -             -              -                     -
October 13, 1999


         (a) On August 25, 2000, each person was granted a 5 year option to \ purchase 1,600,000 shares of Common Stock at an exercise price of $0.46. Each option is currently exercisable. However, the Company does not have a sufficient number of shares for such persons to be able to exercise their options. The Company is planning to request that its shareholders approve an amendment to the Company's Articles of Incorporation to increase the number of shares the Company is authorized to issue.

         (b) The $24,000 was paid as consulting fees prior to the time Mr. Jackson became an employee of the Company.

                            OPTION GRANTS TO OFFICERS

     The following tables sets forth the individual grants of stock options made during the last completed fiscal year to each of the named executive officers:


                       Number of
                       Securities        Percent of Total
                       Underlying        Options Granted to
                       Options           Employees in
Name                   Granted           Fiscal Year              Exercise Price        Expiration Date
----                   ----------        ------------------       --------------        ---------------

Jimmy L. Boswell       1,600,000                25%                   $0.46               8/25/2000

Darrell H. Hughes      1,600,000                25%                   $0.46               8/25/2000

David L. Jackson       1,600,000                25%                   $0.46               8/25/2000


         The following table provides information with respect to the named executive officers concerning unexercised options to purchase the Company's common stock held by them as of the end of the fiscal year ended June 30, 2000.

                       Number of Securities           Value of Unexpected
                       Underlying Unexercised         In-the-Money Options
                       Options at Fiscal Year End     at Fiscal Year End
Name                   Exercisable/Unexercisable      Exercisable/Unexercisable
----                   --------------------------     -------------------------

Jimmy L. Boswell       1,600,000 / 0                         $0 / $0

Darrell H. Hughes      1,600,000 / 0                         $0 / $0

David L. Jackson       1,600,000 / 0                         $0 / $0


         (1) Calculated by multiplying the difference between the exercise price and the closing bid of $1.00 per share on June 30, 2000 by the applicable shares. Does not give consideration to commissions or other market conditions.

        Messrs. Boswell, Hughes and Jackson did not exercise any options to purchase shares if the Company's common stock during the fiscal year ended June 30, 2000.

                               PROPOSAL NUMBER ONE

            APPROVAL OF THE ADOPTION OF AN AMENDMENT TO ARTICLE THIRD
                 OF THE ARTICLES OF INCORPORATION OF THE COMPANY

     Article THIRD of the Company's Articles of Incorporation currently reads as follows:

        "THIRD: (a) Purposes. The nature, objects and purposes for which the corporation is organized are to engage in the manufacture, assembly, licensing and sale of cellular radio and communications equipment and accessories, to engage generally in the cellular communications business, to invest in real and personal property, and to engage in any other lawful activity permitted under the laws of the State of Colorado, whether or not connected with any of the foregoing objects and purposes, which is calculated, directly or indirectly, to promote the interests of the corporation or to enhance the value of its property.

                (b) Powers. In furtherance of the foregoing purposes the corporation shall have and may exercise all of the rights, powers, and privileges now or hereafter conferred upon corporations organized under the laws of Colorado. In addition, it may do everything necessary, suitable or proper for the accomplishment of any of its corporate purposes."

        The Board of Directors of the Company is recommending Article THIRD be revised to read as follows:

        "THIRD: The corporation shall have and may exercise all of the rights, powers and privileges now or hereafter conferred upon corporations organized under the laws of Colorado. In addition, the corporation may do everything necessary, suitable or proper for the accomplishment of any of its corporate purposes. The corporation may conduct part or all of its business in any part of Colorado, the United States or the world and may hold, purchase, mortgage, lease and convey real and personal property in any of such places."

         The Board of Directors is recommending the change in Article THIRD because the Company is no longer engaged in the business as set forth in paragraph (a) of the current Article THIRD. Under the Colorado Business Corporation Act, the Company is not required to set forth any specific business purpose in its Articles of Incorporation and the proposed Article THIRD provides a statement similar to the statement contained in paragraph (b) of the current Article THIRD of the Company's Articles of Incorporation in that it confers upon the Company all of the rights, powers and privileges conferred on corporations organized under the laws of Colorado.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE AMENDMENT TO ARTICLE THIRD OF THE ARTICLES OF INCORPORATION OF THE COMPANY AS SET FORTH ABOVE.

                               PROPOSAL NUMBER TWO

              AUTHORIZATION TO ADOPT AN AMENDMENT TO ARTICLE FOURTH
                 OF THE ARTICLES OF INCORPORATION OF THE COMPANY

         The Board of Directors of the Company is recommending that Article FOURTH of the Company's Articles of Incorporation be revised to read as follows:

        "FOURTH (a) The aggregate number of shares which the corporation shall have authority to issue is 300,000,000 shares of $0.001 par value common stock ("Common Stock") and 20,000,000 shares of no par value preferred stock ("Preferred Stock").

        (b) Each holder of Common Stock of record shall have one vote for each share of Common Stock standing in the shareholder's name on the books of the corporation and entitled to vote, except that in the election of directors each holder of Common Stock shall have as many votes for each share of Common Stock held by the shareholder as there are directors to be elected and for whose election the shareholder has a right to vote. Cumulative voting shall not be permitted in the election of directors or otherwise. All holders of Common Stock shall vote together as a single class on all matters as to which holders of Common Stock shall be entitled to vote.

        (c) Shares of Preferred Stock may be issued from time to time in one or more series as the Board of Directors may determine, without shareholder approval, as hereinafter provided. The Board of Directors is hereby authorized, by resolution or resolutions, to provide from time to time, out of the unissued shares of Preferred Stock not then allocated to any series of Preferred Stock, for a series of Preferred Stock. Before any shares of any such series of Preferred Stock are issued, the Board of Directors shall (i) fix and determine, and is hereby expressly empowered to fix and determine, by resolution, or resolutions, the designations, powers, preferences, relative participating, optional, and other special rights, qualifications, limitations, and restrictions, of the shares of such series and (ii) make such filings and recordings with respect thereto as required by the Colorado Business Corporation Act. Each series of Preferred Stock shall be given a distinguishing designation.

        The Board of Directors is expressly authorized to vary the provisions relating to the foregoing matters between the various series of Preferred Stock. All shares of Preferred Stock of any one series shall be identical in all respects with all shares of such series, except that shares of any one series issued at different times may differ as to the dates from which any dividends thereon shall be payable and, if cumulative, shall cumulate.

        Unless otherwise provided in the resolution, or resolutions, of the Board of Directors providing for the issuance thereof, the number of authorized shares of any series of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution, or resolutions, by the Board of Directors and appropriate filing and recording to the extent required by the Colorado Business Corporation Act. In case the number of shares of any such series of Preferred Stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution, or resolutions, of the Board of Directors providing for the issuance thereof, resume the status of authorized but unissued shares of Preferred Stock, undesignated as to series, and may be reissued as part of such series or as part of any other series of Preferred Stock.

        Unless otherwise provided in the resolution, or resolutions, of the Board of Directors providing for the issuance thereof, shares of any series of Preferred Stock that shall be issued and thereafter acquired by the corporation through purchase, redemption (whether through the operation of a sinking fund or otherwise), conversion, exchange, or otherwise shall have the status of authorized and unissued shares of Preferred Stock, undesignated as to series, and may be reissued as part of such series or as part of any other series of Preferred Stock.

        (d) No holder of any shares of the corporation, whether now or hereafter authorized, shall have any preemptive or preferential right to acquire any shares or securities of the corporation, including shares or securities held in the treasury of the corporation."

        The Board of Directors is proposing that the Company increase the authorized shares of its common stock from 50,000,000 shares to 300,000,000 shares of $0.001 par value common stock and authorize 20,000,000 shares of no par value preferred stock. The relative rights and limitations of the outstanding common stock would remain unchanged. As is provided in the current Article FOURTH, the common stock and preferred stock do not and would not have preemptive rights and cumulative voting is not and would not be permitted in the election of directors.

        As of June 23, 2000, the Company had 47,030,547 shares of common stock issued and outstanding. In addition, as described under "Change in Control of the Company," the Company has agreed to issue ITHC an additional 37,298,444 shares of the Company's common stock at such time as the Company has a sufficient number of shares of common stock authorized to be able to consummate the issuance. The agreement does not contain a penalty if the Company violates this agreement. Further, the Company currently has outstanding options to purchase 31,600,000 shares of the Company's common stock and warrants to purchase 1,500,000 shares of the Company's common stock that cannot be exercised until the Company has a sufficient number of shares of common stock authorized to enable the Company to issue shares upon the exercise of the options and warrants. The outstanding options to purchase 31,600,000 shares of the Company's common stock do not include an option to purchase 800,000 shares of the Company's common stock. It is the position of the Company that this option is void.

        The proposed increase in the authorized common stock has been recommended by the Board of Directors to assure that an adequate supply of authorized unissued shares is available for the above needs and for such things as future stock dividends or stock splits or issuances upon the exercise of options granted under the Company's proposed 2000 Incentive and Nonstatutory Stock Option Plan ("2000 Plan"). The additional authorized shares of common stock or preferred stock could also be used for such purposes as raising additional capital for the operations of the Company or acquiring other businesses. The terms of any series of preferred stock to be issued will be dependent largely on market conditions and other factors existing at the time of issuance and sale. Except as stated herein, there are currently no plans or arrangements relating to the issuance of any of the additional shares of common stock proposed to be authorized or any shares of preferred stock. Such shares would be available for issuance without further action by the shareholders.

        Under proposed Article FOURTH of the Articles of Incorporation, the Board of Directors will have the authority to issue authorized shares of the preferred stock in series and to fix the number, designations, relative rights, preferences and limitations of the shares of each series, subject to applicable law and the provisions of the proposed Article FOURTH. The authority of the Board of Directors includes the right to fix for each series the dividend rate, redemption price, liquidation rights, sinking fund provisions, conversion rights and voting rights.

        The issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of common stock. Until the Board of Directors determines the specific rights, preferences and limitations of any shares of preferred stock to be issued, the actual effect on the holders of common stock of the issuance of such shares cannot be ascertained. However, such effects might include restrictions on dividends on the common stock if dividends on preferred stock are in arrears, dilution of the voting power of the common stock to the extent that any series of preferred stock has voting rights, and reduction of amounts available on liquidation as a result of any liquidation preference granted to any series of preferred stock.

        The issuance of additional shares of common stock by the Company also may potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of various actions, such as a merger or removal of management. Issuance of authorized shares of preferred stock could also make it more difficult to obtain shareholder approval of such actions as a merger, bylaw change, removal of a director, or amendment of the Articles of Incorporation described below, particularly in light of the power of the Board of Directors to specify certain rights and preferences of the preferred stock, such as voting rights, without shareholder approval. All series of the preferred stock having voting rights and the common stock would vote together as one class, unless otherwise required by law. Under the Colorado Business Corporation Act, the holders of preferred stock would generally be entitled to vote separately as a class upon any proposed amendment to the Articles of Incorporation or other corporate action, such as a merger, which would effect an exchange, reclassification or cancellation of all or a portion of such preferred stock or otherwise affect the preferences or relative rights of the preferred stock.

        The increase in authorized shares of common shares of common stock and authorization of preferred stock has not been proposed for an anti-takeover-related purpose and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its common stock.

        Section (d) of the revised Article FOURTH is the same as section (e) of the current Article FOURTH except that the heading has been deleted from section
(d) of the revised Article FOURTH.

        In addition to increasing the number of shares of authorized common stock and authorizing shares of preferred stock, the revised Article FOURTH does not include two provisions that are in the current Article FOURTH. The first provision that is not included in the revised Article FOURTH reads as follows:

                "(f) Distribution in Liquidation. Upon any liquidation, dissolution or winding up of the Company, and after paying or adequately providing for the payment of all its obligations, the remainder of the assets of the corporation shall be distributed, either in cash or in kind, pro rata to the holders of the common stock."

        Section 7-114-105 of the Colorado Business Corporation Act provides what happens upon the dissolution of a Colorado corporation so that Section (f) of the current Article FOURTH is not necessary.

        The second provision that is not included in the revised Article FOURTH reads as follows:

                "(g) Partial Liquidation. The Board of Directors may, from time to time, distribute to the shareholders in partial liquidation, out of stated capital, or capital surplus of the corporation, a portion of its assets, in cash or property, subject to the limitations contained in the statutes of Colorado."

        Section 7-106-401 of the Colorado Business Corporation Act governs distributions to shareholders so that Section (g) of the current Article FOURTH is not necessary.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ADOPTION OF THE AMENDMENT TO ARTICLE FOURTH TO THE ARTICLES OF INCORPORATION AS SET FORTH ABOVE.

                              PROPOSAL NUMBER THREE

           APPROVAL OF THE ADOPTION OF AN AMENDMENT TO SECTION (d)(ii)
               OF ARTICLE EIGHTH OF THE ARTICLES OF INCORPORATION

         Section (d)(ii) of Article EIGHTH of the Company's Articles of Incorporation currently reads as follows:

                "(ii) When, with respect to any action to be taken by shareholders of this Corporation, the laws of Colorado require the vote or concurrence of the holders of two-thirds of the outstanding shares, of the shares entitled to vote thereon, or of any class or series, such action may be taken by the vote or concurrence of a majority of such shares or class or series thereof."

        The Board of Directors of the Company is recommending that Section
(d)(ii) of Article EIGHTH be revised to read as follows:

                "(ii) Except as bylaws adopted by the shareholders may provide for a greater voting requirement and except as is otherwise provided by the Colorado Business Corporation Act with respect to action on a plan of merger or share exchange, on the disposition of substantially all of the property of the corporation, on the granting of consent to the disposition of property by an entity controlled by the corporation and on the dissolution of the corporation, action on a matter other than the election of directors is approved if a quorum exists and if the votes cast favoring the action exceed the votes cast opposing the action. Any bylaw adding, changing or deleting a greater quorum or voting requirement for shareholders shall meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever are greater."

        If the amendment to Section (d)(ii) of Article EIGHTH is adopted, the only change will be that amendments to the Company's Articles of Incorporation will be able to be adopted by a majority of a quorum, which is currently one-third of the outstanding shares, rather than having to be adopted by a majority of the outstanding shares. If adopted, the amendment to Section (d)(ii) will make it easier for the holders of a controlling block of the common stock of the Company, such as ITHC, to adopt amendments to the Articles of Incorporation of the Company that could be detrimental to the other shareholders. The amendment to Section (d)(ii) of Article EIGHTH of the Articles of Incorporation will enable the Company, as a public company, to more easily obtain the vote necessary to adopt an amendment to the Company's Articles of Incorporation in the future. Except for amending the Company's Articles of Incorporation, the amendment to Section (d)(ii) of Article EIGHTH does not change the number of shares that must be voted in favor of a proposal for the proposal to be adopted.

        Under the Colorado Business Corporation Act, amendments to articles of incorporation require the approval of the holders of a majority of a quorum unless the articles of incorporation, bylaws adopted by the shareholders or the persons proposing the amendment require a greater vote. The Company's Articles of Incorporation currently require the vote of a majority of the outstanding shares of common stock of the Company to amend, repeal or adopt provisions to the Articles of Incorporation. The requirement set forth in the Company's Articles of Incorporation was in accordance with the Colorado Corporation Code which was replaced by the Colorado Business Corporation Act in 1994.

        It is proposed to amend the Company's Articles of Incorporation to permit the stockholders from time to time to amend the Articles of Incorporation by the affirmative vote of the holders of a majority of a quorum present at a meeting rather than a majority of the outstanding shares of common stock. Assuming adoption of the proposed amendment, future amendments would generally require the affirmative vote of 16.7% of the outstanding shares of common stock instead of the currently required 50.1% vote, thus reducing by 33.4% the stockholder vote required for amendments.

        The Board of Directors believes that the proposed reduction in the stockholder vote requirement for amending the Articles of Incorporation would offer the Company greater flexibility and ease in taking advantage of corporate developments which may be in the best interests of the Company and its stockholders. The reduced voting requirement could also enable the Company to effect future amendments to the Articles of Incorporation at a lower cost to the Company by reducing proxy solicitation expenses and management time requirements.

        Although the Board of Directors does not consider the amendment an anti-takeover measure, the proposed amendment could be viewed as having the effects of such a measure because the adoption of the reduced voting requirement may increase the likelihood that the Board of Directors could obtain stockholder approval for anti-takeover amendments to the Articles of Incorporation. Such amendments, if proposed and adopted, could have the effect of enabling the Company to discourage or make more difficult an attempt by another person to remove incumbent management or to acquire control of the Company in a transaction which a majority of stockholders might deem in their best interests. However, the Company's Board of Directors believes that such possibilities at this time are remote and that the advantages in making it easier and less costly in soliciting stockholder approval of actions which might be proposed by the Board of Directors outweighs any possible anti-takeover impact.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE ADOPTION OF THE AMENDMENT TO SECTION (d)(ii) OF ARTICLE EIGHTH OF THE ARTICLES OF INCORPORATION OF THE COMPANY.

                              PROPOSAL NUMBER FOUR

             APPROVAL OF THE ADOPTION OF A NEW ARTICLE NINTH TO THE
                            ARTICLES OF INCORPORATION

        The Board of Directors of the Company is recommending that the Articles of Incorporation of the Company be amended to add the following Article NINTH:

        "NINTH: A director of the corporation shall not be personally liable to the corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director. However, this provision shall not eliminate or limit the liability of a director to the corporation or to its shareholders for monetary damages otherwise existing for (i) any breach of the director's duty of loyalty to the corporation or to its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) acts specified in Section 7-108-403 of the Colorado Business Corporation Act, as it may be amended from time to time; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit. If the Colorado Business Corporation Act is hereafter amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability provided by the preceding sentence, the liability of each director shall be eliminated or limited to the fullest extent permitted by the Colorado Business Corporation Act as so amended. Any repeal or modification of this Article NINTH shall not adversely affect any right or protection of a director of the corporation under this Article NINTH, as in effect immediately prior to such repeal or modification, with respect to any liability that would have accrued, but for this Article NINTH, prior to such repeal or modification. Nothing contained herein will be construed to deprive any director of the director's right to all defenses ordinarily available to a director nor will anything herein be construed to deprive any director of any right the director may have for contribution from any other director or other person."

        Section 7-108-402 of the Colorado Business Corporation Act permits Colorado corporations to include in their articles of incorporation a provision eliminating or limiting the personal liability of directors to the corporation or its shareholders for monetary damages for certain breaches of the fiduciary duty of directors. This section is intended, among other things, to encourage qualified individuals to serve as directors of Colorado corporations. Article NINTH is designed to take advantage of this section of the Colorado Business Corporation Act.

        In performing their duties, directors of a Colorado corporation owe fiduciary obligations to the corporation they serve and its shareholders. These fiduciary obligations include the duty of care and the duty of loyalty. In simple terms, the duty of care requires that directors exercise the care that an ordinary prudent person would exercise under similar circumstances and the duty of loyalty prohibits faithlessness and self-dealing. The so-called business judgment rule is a specific application of this directorial standard of conduct to a situation where, after reasonable investigation, disinterested directors adopt a course of action which, in good faith, they honestly and reasonably believe will benefit the corporation.

        The business judgment rule was and is designed to protect directors of a corporation from personal liability to the corporation or its shareholders if their business decisions are subsequently challenged. This rule shields corporate decision makers and their decisions where the five elements of the rule-a business decision, disinterestedness, due care, good faith and no abuse of discretion are present. However, as a practical matter, due to the expense of defending lawsuits and the frequency in which unwarranted litigation is brought against directors and officers of corporations, and due to the inevitable uncertainties with respect to the application of the business judgment rule to a particular set of facts and circumstances, directors of a corporation must either rely upon indemnity from or insurance procured by the corporation to defend such lawsuits. Therefore, although the business judgment rule protects directors from personal liability to the corporation and its shareholders, unless such indemnity provisions and/or insurance are available, directors could find themselves faced with the extraordinary expense of defending themselves in litigation brought by a shareholder who questions a decision of a director based upon an objective after-the-fact examination of the facts and circumstances.

        The Colorado legislature has recognized that insurance and indemnity provisions are often a condition of an individual's willingness to serve as a director of a Colorado corporation. The Colorado Business Corporation Act has, for some time, specifically permitted corporations to provide indemnity and procure insurance for its directors. An existing Article of the Company's Articles of Incorporation presently provides for the indemnification of the directors of the Company. However, changes in the market for directors' liability insurance have resulted in the unavailability for directors of many corporations from obtaining any meaningful liability insurance coverage. Additionally, insurance carriers have, in many cases, increased premiums to such an extent that the cost of obtaining such insurance becomes extremely prohibitive. Moreover, current policies often exclude coverage for areas where service of qualified directors is most needed. The high cost and sometimes unavailability of meaningful directors' liability insurance is attributable to some degree to a number of factors which include, among other things, the granting of significant damage awards.

        The Company to date has not obtained insurance coverage for the Company's directors due primarily to the prohibitive cost of the insurance premiums and the limitations on the scope of coverage. The proposed addition of Article NINTH to the Articles of Incorporation is designed to assure that the Company's current directors and its future directors are protected to at least the same extent they would be if such insurance coverage were made available. Due to the fact that the Company is acting as a self-insuror with respect to director liability coverage, the Company's assets and equity are at risk if there should ever be a large damage award for which the directors of the Company would be entitled to indemnification from the Company.

        Proposed Article NINTH would protect the Company's directors against personal liability for breach of their fiduciary obligations to the Company, including their duty of care. Under Colorado law, absent the adoption of the proposed Article NINTH, directors of the Company would continue to be liable for negligent violations of their fiduciary duties. If adopted by the shareholders, proposed Article NINTH would absolve the directors of liability for negligence in the performance of their duties, including gross negligence. One of the principal effects of the adoption of the proposed Article NINTH would be that the Company's shareholders would be giving up a cause of action against a director of the Company for breach of fiduciary duty, including but not limited to a breach resulting from making grossly negligent business decisions involving takeover proposals for the Company. In effect, directors would not be required to prove that their decisions are protected by the business judgment rule. However, directors would remain liable for breaches of their duty of loyalty, for any act of omission not in good faith or which involves intentional misconduct or a knowing violation of law and for any transaction from which the directors derived an improper personal benefit or for the payment of a dividend in violation of the Colorado Business Corporation Act. Furthermore, the proposed Article NINTH would not eliminate or limit liability of directors arising in connection with causes of action brought under the federal securities laws.

        While the proposed Article NINTH provides directors of the Company with protection from damages for breaches of their duty of care, it does not eliminate the directors' duty of care. Accordingly, the proposed Article NINTH would have no effect on the availability of equitable remedies such as an injunction or rescission based upon a director's breach of the duty of care. As a practical matter, however, such equitable remedies may be inadequate. Finally, the proposed Article NINTH would apply only to claims against a director arising out of his or her role as a director of the Company and would not apply, if he or she is also an officer, to his or her role as an officer or in any other capacity other than that of a director of the Company.

        There has never been any litigation involving the Company's Board of Directors or its individual members in their capacities as directors of the Company nor are such persons aware that any such litigation is threatened.

        The Board of Directors of the Company believes that the inability of the Company to provide meaningful directors' liability insurance at a reasonable cost may in the future have a damaging effect on the Company's ability to recruit and obtain highly qualified independent directors. Therefore, the Company's Board of Directors believes that the Company should take every step available, such as the adoption of Article NINTH, to assure that the Company will be able to attract the best possible directors in the future. The proposed Article NINTH is consistent with the Colorado Business Corporation Act. The primary purpose of Article NINTH and the reason it is being recommended for adoption by the shareholders is to ensure that the Company will continue to be able to attract individuals of the highest quality and ability to serve as its directors and officers. In addition, each member of the Board of Directors of the Company has a personal interest in seeing the limited liability provisions contained in the proposed Article NINTH adopted even though, as explained previously, there is a potential detriment to the Company's shareholders.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF A NEW ARTICLE NINTH OF THE ARTICLES OF INCORPORATION OF THE COMPANY AS SET FORTH ABOVE.


                              PROPOSAL NUMBER FIVE

                 AUTHORIZATION OF BOARD OF DIRECTORS TO ADOPT AN
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                       TO EFFECTUATE A REVERSE STOCK SPLIT

        The Company's common stock trades on the Over-The-Counter Bulletin Board. The Company's Board of Directors believes that it would be beneficial for the Company and its shareholders if the Company's common stock is listed on the Nasdaq SmallCap Market in the future.

        In order to be listed on the Nasdaq SmallCap Market, the Company will have to meet several requirements. One of these requirements is that the common stock have a minimum bid price of $4.00 per share. As of June 23, 2000, the closing bid price of the common stock was $1.00 per share. As a result, the Company, based on the recent bid price of the Company's common stock, would not be able to have its common stock eligible to be listed on the Nasdaq SmallCap Market without the Company effectuating a reverse split in a sufficient amount to attempt to assure that the Company's common stock would have a minimum bid price of at least $4.00 per share. The Board of Directors believes that it is in the best interests of the Company's shareholders that the Company's common stock be included on the Nasdaq SmallCap Market or another securities trading market at a strategic time in the future. Accordingly, in anticipation of such strategic time, the Board of Directors has requested that the shareholders of the Company authorize the Board of Directors to adopt an amendment to the Company's Articles of Incorporation at such time as the Board of Directors deems it appropriate to effectuate a one-for-two, a one-for-three or a one-for-four reverse split of the Company's outstanding common stock in such manner as is deemed necessary by the Board of Directors in order for the Company to be listed on the Nasdaq SmallCap Market or to obtain a listing on another trading system of the NASD, a national securities exchange or another securities trading market as selected by the Board of Directors in its sole discretion. If such authority is provided to the Board of Directors, it will enable the Board of Directors to effectuate a one-for-two, a one-for-three or a one-for-four reverse split of the Company's outstanding common stock without further action by the shareholders and enable the Company to expeditiously effectuate a reverse split for the aforementioned purposes. Any fractional shares resulting from any reverse stock split will be rounded up to the next whole share.

        The Board of Directors further believes that the relatively low per-share market price of the common stock may impair the acceptability of the common stock to certain institutional investors and other members of the investing public. Theoretically, the number of shares outstanding should not, by itself, affect the marketability of the stock, the type of investor who acquires it or the Company's reputation in the financial community. In practice this is not necessarily the case, as certain investors view low-priced stock as unattractive or, as a matter of policy, are precluded from purchasing low-priced shares. In addition, certain brokerage houses, as a matter of policy, will not extend margin credit on stocks trading at low prices. On the other hand, certain other investors may be attracted to low-priced stock because of the greater trading volatility associated with such securities.

        The amount of a reverse split and the date when a reverse split will occur, if at all, will be determined by the Board of Directors in its sole discretion. The reverse stock split will result in each shareholder of record, as of a specific record date to be determined by the Board of Directors, owning a proportionately smaller number of shares with the end result being that each shareholder maintains the proportionate number of shares in the Company's common stock that each shareholder owned prior to such reverse stock split. For example, with each of the following numbers used for hypothetical purposes only, if a shareholder owned 1,000,000 shares of the 47,030,547 shares outstanding on a record date determined by the Board of Directors, and if the Board of Directors effectuates a one-for-two reverse split stock, then subsequent to the reverse stock split, such shareholder would own 500,000 shares out of the 25,512,273 shares outstanding. Similarly, the same shareholder would own 333,334 shares of the 15,676,849 shares outstanding or 250,000 shares out of the 11,757,636 shares outstanding if the Board of Directors effectuates a one-for-three or a one-for-four reverse split, respectively. The shareholder would maintain the same percentage ownership interest in the outstanding common stock both prior to and subsequent to the hypothetical reverse stock splits. A reverse stock split effectuated by the Board of Directors would not, by itself, result in any taxable distributions or any dilution to the shareholders.

        As mentioned above, the closing bid price of the Company's common stock on June 23, 2000, was $1.00 per share. Assuming the Board of Directors had effectuated a one-for-two reverse split as of June 23, 2000, theoretically the closing price that day would have been $2.00 per share. Assuming the Board of Directors had effectuated a one-for-three reverse split or a one-for-four reverse split as of June 23, 2000, theoretically the closing price that day would have been $3.00 or $4.00, respectively. The aforementioned are for illustration purposes only. There are no assurances that the Company's common stock would trade after a reverse split at a price directly proportional to the price that the common stock traded at prior to the reverse split. In most cases, the public trading price of a security after a reverse split will be less than a price that is proportional to the price before the reverse split.

        The Board of Directors believes that giving authority to the Board of Directors to effectuate interests of the Company and its stockholders.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO ADOPT AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECTUATE, A ONE-FOR-TWO, A ONE-FOR-THREE OR A ONE-FOR-FOUR REVERSE SPLIT.

                               PROPOSAL NUMBER SIX

          APPROVAL OF 2000 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

Summary

        The Company's Board of Directors is recommending the adoption of the 2000 Incentive and Nonstatutory Stock Option Plan (the "2000 Plan"). A copy of the 2000 Plan is attached to this Proxy Statement as Exhibit B. The following is a brief summary of the 2000 Plan, which is qualified in its entirety by reference to Exhibit B.

        Options granted under the 2000 Plan may be either nonstatutory stock options ("Nonstatutory Options") or incentive stock options ("Incentive Options"). The purpose of the 2000 Plan is to advance the interests of the Company, its shareholders and its subsidiaries by encouraging and enabling selected officers, directors, employees and consultants of the Company, upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock through the exercise of stock options.

Amount of Common Stock Subject to Options Under the 2000 Plan

        The 2000 Plan provides for the grant of stock options covering an aggregate of 5,000,000 shares of common stock. The aggregate 5,000,000 shares of common stock is subject to equitable adjustments for any stock dividends, stock splits, reverse stock splits, combinations, recapitalizations, reclassifications or any other similar changes which may be required in order to prevent dilution. Any option which is not exercised prior to expiration or which otherwise terminates will thereafter be available for further grant under the 2000 Plan.

Administration of the 2000 Plan

        The 2000 Plan may be administered by the Board of Directors or by a committee appointed by the Board of Directors consisting of not fewer than two non-employee members of the Board of Directors (the "Committee"). Subject to the conditions set forth in the 2000 Plan, the Board of Directors or the Committee has full and final authority to determine the number of shares represented by each option, the individuals to whom and the time or times at which options will be granted and be exercisable, their exercise prices and the terms and provisions of the respective agreements to be entered into at the time of grant, which may vary. The 2000 Plan is intended to be flexible and a significant amount of discretion is vested in the Board of Directors or the Committee with respect to all aspects of the options to be granted under the 2000 Plan.

Participants

        Nonstatutory Options may be granted under the 2000 Plan to any person who is or who agrees to become an officer, director, employee or consultant of the Company or any of its subsidiaries. Incentive Options may be granted only to persons who are employees of the Company or any of its subsidiaries. As of June 23, 2000, the Company and its subsidiaries had approximately 17 employees. The participants will not be required to pay any sums for the granting of options, but may be required to pay the Company for extending the options. No Options have been granted under the 2000 Plan.

Exercise Price

        The exercise price of each Nonstatutory Option granted under the 2000 Plan will be determined by the Board of Directors or the Committee. The exercise price of each Incentive Option granted under the 2000 Plan will be determined by the Board of Directors or the Committee and will in no event be less than 100% (110% in the case of a person who owns directly or indirectly more than 10% of the common stock) of the fair market value of the shares of common stock on the date of grant. The payment of the exercise price of an option may be made in cash or shares of common stock, as more fully described under "Exercise of Options". Fair market value will be determined by the Board of Directors or the Committee in accordance with the 2000 Plan and such determination will be binding upon the Company and upon the holder. The closing price of the common stock on June 23, 2000 was $1.00 per share.

Terms of Options

        Options may be granted for a term of up to 10 years (five years in the case of Incentive Options granted to a person who owns directly or indirectly more than 10% of the Company's outstanding common stock), which may extend beyond the term of the 2000 Plan.

Exercise of Options

        The terms governing the exercise of options granted under the 2000 Plan will be determined by the Board of Directors or the Committee, which may limit the number of options exercisable in any period. Payment of the exercise price upon exercise of an option may be made in any combination of cash and shares of common stock, including the automatic application of shares of common stock received upon exercise of an option to satisfy the exercise price of additional options (unless the Board of Directors or the Committee provides otherwise). Where payment is made in common stock, such common stock will be valued for such purpose at the fair market value of such shares on the date of exercise.

Nontransferability

        Incentive Options granted under the 2000 Plan are not transferable or assignable, other than by will or the laws of descent and distribution and, during the lifetime of the holder, options are exercisable only by the holder. Nonstatutory Options do not have to contain restrictions on transferability.

Termination of Relationship

        Except as the Board of Directors or the Committee may expressly determine otherwise, if the holder of an Incentive Option ceases to be employed by or to have another qualifying relationship (such as that of director) with the Company or any of its subsidiaries other than by reason of the holder's death or permanent disability, all Incentive Options granted to such holder under the 2000 Plan will terminate immediately, except for Incentive Options which were exercisable on the date of such termination of relationship which Incentive Options will terminate three months after the date of such termination of relationship, unless such Incentive Options specify by their terms an earlier expiration or termination date. In the event of the death or permanent disability of the holder of an Incentive Option, options may be exercised to the extent that the holder might have exercised the options on the date of death or permanent disability for a period of up to 12 months following the date of death or permanent disability, unless by their terms the options expire before the end of such 12 month period.

Amendment and Termination of the 2000 Plan

        The Board of Directors may at any time and from time to time amend or terminate the 2000 Plan, but may not, without the approval of the shareholders of the Company representing a majority of the voting power present at a shareholder's meeting or represented and entitled to vote thereon, or by unanimous written consent of the shareholders, (i) increase the maximum number of shares of common stock subject to options which may be granted under the 2000 Plan, other than in connection with an equitable adjustment, (ii) change the class of employees eligible for Incentive Options, or (iii) make any material amendment under the 2000 Plan that must be approved by the Company's shareholders for the Board of Directors to be able to grant Incentive Options under the 2000 Plan. No amendment or termination of the 2000 Plan by the Board may alter or impair any of the rights under any option granted under the 2000 Plan without the holder's written consent.

Effective Date and Term of the 2000 Plan

        Options may be granted under the 2000 Plan during its 10 year term, which will commence on the date of the Meeting.

Material Federal Income Tax Consequences

        The following discussion of the federal income tax consequences is based on the Company's belief after consultation with the Company's tax advisors. The Company has not obtained an opinion from legal counsel with respect to the following matters.

        Incentive Options. The Company believes that with respect to Incentive Options granted under the 2000 Plan, no income generally will be recognized by an optionee for federal income tax purposes at the time such an option is granted or at the time it is exercised. If the optionee makes no disposition of the shares so received within two years from the date the Incentive Options was granted and one year from the receipt of the shares pursuant to the exercise of the Incentive Option, the optionee will generally recognize long term capital gain or loss upon the disposition of the shares of common stock issued upon exercise of the Incentive Option.

        If the optionee disposes of shares of common stock acquired by exercise of an Incentive Option before the expiration of the applicable holding period, any amount realized from such a disqualifying disposition will be taxable as ordinary income in the year of disposition generally to the extent that the lesser of the fair market value of the shares of common stock on the date the option was exercised or the fair market value at the time of such disposition exceeds the exercise price. Any amount realized upon such a disposition in excess of the fair market value of the shares of common stock on the date of exercise generally will be treated as long term or short term capital gain, depending on the holding period of the shares. A disqualifying disposition will include the use of shares of common stock acquired upon exercise of an Incentive Option in satisfaction of the exercise price of another option prior to the satisfaction of the applicable holding period.

        The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Option. At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for federal income tax purposes equal to the amount taxable to the optionee as ordinary income in connection with such disqualifying disposition (assuming that such amount constitutes reasonable compensation).

        Nonstatutory Options. The Company believes that the grant of a Nonstatutory Option under the 2000 Plan will not be subject to federal income tax. Upon exercise, the optionee generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction for federal income tax purposes (assuming that such compensation is reasonable), in an amount equal to the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price. Gain or loss on the subsequent sale of shares of common stock received on exercise of a Nonstatutory Option generally will be long term or short term capital gain or loss, depending on the holding period of the shares.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 2000 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN.

                              SHAREHOLDER PROPOSALS

        Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company within a reasonable time prior to the time the Company begins to print and mail the proxy materials for such Meeting.

                             SOLICITATION OF PROXIES

        The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary to obtain a quorum, officers and regular employees of the Company may make solicitations of proxies by telephone or electronic facsimile or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for their charges and expenses in this connection.

                                 OTHER BUSINESS

        The Company's Board of Directors does not know of any matters to be presented at the Meeting other than the matters set forth herein. If any other business should come before the Meeting, the persons named in the enclosed form of Proxy will vote such Proxy according to their judgment on such matters.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          DAVID L. JACKSON, SECRETARY

Seattle, Washington
July 28, 2000

                                                              PRELIMINARY COPY

                                      PROXY

                             COGNIGEN NETWORKS, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 30, 2000

        The undersigned hereby constitutes and appoints Darrell H. Hughes and David L. Jackson, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of $0.001 par value common stock ("common stock") of Cognigen Networks, Inc, a Colorado corporation (the "Company") at the Special Meeting of Shareholders (the "Meeting") to be held in the Special Events Room on the Second Floor, 7001 Seaview Avenue, NW, Seattle, Washington 98117, on Wednesday, August 30, 2000, at 10:00 a.m., Pacific Time, and at all adjournment(s) thereof for the following purposes:

        (1) adoption of an amendment to Article THIRD of the Articles of Incorporation of the Company to delete any reference contained in the current Article THIRD to an area of business in which the Company no longer engages and to change the wording of the provision in the current Article THIRD that confers upon the Company all of the rights, powers and privileges conferred on Colorado corporations;

                                   [ ] FOR
                                   [ ] AGAINST
                                   [ ] ABSTAIN

        (2) adoption of an amendment to Article FOURTH of the Articles of Incorporation of the Company which, among other things, increases the authorized shares of common stock of the Company from 50,000,000 shares to 300,000,000 shares of $0.001 par value common stock and authorizes 20,000,000 shares of no par value preferred stock;

                                   [ ] FOR
                                   [ ] AGAINST
                                   [ ] ABSTAIN

        (3) adoption of an amendment to Section (d)(ii) of Article EIGHTH of the Articles of Incorporation of the Company to change the vote required to amend the Articles of Incorporation to a majority of a quorum;

                                   [ ] FOR
                                   [ ] AGAINST
                                   [ ] ABSTAIN

        (4) adoption of a new Article NINTH of the Articles of Incorporation of the Company which limits the liability of the directors of the Company under certain circumstances;

                                   [ ] FOR
                                   [ ] AGAINST
                                   [ ] ABSTAIN

        (5) approval of a proposal to authorize the Board of Directors of the Company to adopt an amendment to the Company's Articles of Incorporation at such time as the Board of Directors deems it appropriate to effectuate a one-for-two, a one-for-three or a one-for-four reverse split of the Company's outstanding common stock, the exact reverse split to be determined by the Board of Directors of the Company;

                                   [ ] FOR
                                   [ ] AGAINST
                                   [ ] ABSTAIN


        (6) approval of the 2000 Incentive and Nonstatutory Stock Option Plan;
and

                                   [ ] FOR
                                   [ ] AGAINST
                                   [ ] ABSTAIN

        (7) transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

        The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said attorneys and proxies lawfully may do by virtue hereof.

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING FOR THE ITEMS LISTED ABOVE.

        It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Special Meeting of Shareholders to the undersigned. The proxies and attorneys intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

        The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement furnished therewith.

Dated and Signed:  ______________, 2000





                                       --------------------------------------
                                       --------------------------------------
                                       Signature(s) should agree with the
                                       name(s) stenciled hereon. Executors,
                                       administrators, trustee, guardians and
                                       attorneys should so indicate when
                                       signing. Attorneys should submit powers
                                       of attorney.

                                   EXHIBIT A

                         SILVERTHORNE PRODUCTION COMPANY

                        Index to Financial Statements and
                      Management's Discussion and Analysis

Silverthorne Unaudited Financial Statements, March 31, 2000.................F-1

Management's Discussion and Analysis, March 31, 2000 Results...............F-10

Silverthorne Financial Statements, June 30, 1999...........................F-16

Management's Discussion and Analysis, June 30, 1999 Results................F-23

Aquila Financial Statements, December 31, 1999 and 1998....................F-24

Proforma Financial Information -
         Aquila International Telecommunications, Inc. Acquisition.........F-36

Inter-American Telecommunications Holding Corporation -
         Financial Statements, June 30, 1999...............................F-41

Cognigen Financial Statements, June 30, 1999...............................F-54

Proforma Financial Information - Inter-American Telecommunications
         Holding Corporation Reverse Acquisition...........................F-63

                         SILVERTHORNE PRODUCTION COMPANY

                 Unaudited Consolidated Statements of Operations



                                                 Three Months Ended
                                                      March 31,
                                             --------------------------
                                                 1999           2000
                                             --------------------------
Revenue
   Prepaid cards and pins                    $         -      $   82,632
   Marketing commissions                               -         707,193
   Other                                               -         129,504
   Allowances                                          -         (10,731)
                                             -----------      ----------
     Total revenue                                     -         908,598
                                             -----------      ----------

Operating expenses
   Prepaid cards and pins                              -         170,798
   Marketing commissions                               -         457,062
   Selling, general and
    administrative                                     -         826,184
                                             -----------      ----------
     Total operating expenses                          -       1,454,044
                                             -----------      ----------

Loss from operations                                   -        (545,446)

Other income (expense)
   Other income                                        -          42,452
   Interest expense                              (16,953)        (39,517)
                                             -----------      ----------

Loss before income taxes                         (16,953)       (542,511)

Income taxes                                       4,132               -
                                             -----------      ----------

Net loss                                     $   (12,821)     $ (542,511)
                                             ===========      ==========

Loss per common share - basic
   and diluted                               $         -      $    (0.01)
                                             ===========      ==========

Weighted average number of common
shares outstanding - basic and diluted        14,411,039      82,287,546
                                             ===========      ==========


            See notes to unaudited consolidated financial statements.

                                   SILVERTHORNE PRODUCTION COMPANY

                           Unaudited Consolidated Statements of Operations


                                                   Nine Months Ended
                                                       March 31,
                                          ----------------------------------
                                              1999                  2000
                                          ----------------------------------

Revenue
   Prepaid cards and pins                 $         -           $    846,427
   Marketing commissions                            -              1,642,400
   Other                                            -                131,874
   Allowances                                       -                (28,512)
                                          -----------           ------------
     Total revenue                                  -              2,592,189
                                          -----------           ------------

Operating expenses
   Prepaid cards and pins                           -                710,389
   Marketing commissions                            -              1,198,675
   Selling, general and
    administrative                                  -              7,756,564
                                          -----------           ------------
     Total operating expenses                       -              9,665,628
                                          -----------           ------------

Loss from operations                                -             (7,073,439)

Other income (expense)
   Other income                                     -                 59,179
   Interest expense                           (50,859)              (107,767)
                                          -----------           ------------

Loss before income taxes                      (50,859)            (7,122,027)

Income taxes                                   12,396                      -
                                          -----------           ------------

Net loss                                  $   (38,463)          $ (7,122,027)
                                          ===========           ============
Loss per common share - basic and
  diluted                                 $         -           $      (0.09)
                                          ===========           ============
Weighted average number of common
 shares outstanding - basic and
 diluted                                   14,411,039             76,736,355
                                          ===========           ============





            See notes to unaudited consolidated financial statements.

                                             SILVERTHORNE PRODUCTION COMPANY

                                          Unaudited Consolidated Balance Sheets


                                               June 30,          March 31,
                                                1999               2000
                                            -------------------------------
                                     Assets
Current assets
   Cash                                      $         -        $ 1,983,745
   Accounts receivable                                 -            160,569
   Advances - related party                            -            570,000
   Employee receivable                                 -             20,000
   Commissions receivable                              -            399,764
   Inventory                                           -             66,808
   Other current assets                                -            108,698
                                             -----------        -----------
     Total current assets                              -          3,309,584
                                             -----------        -----------

Property and equipment, net                            -            254,038
                                             -----------        -----------

Other assets
   Intangibles and other assets, net           1,316,551          1,532,954
                                             -----------        -----------
       Total other assets                      1,316,551          1,532,954
                                             -----------        -----------

   Total assets                              $ 1,316,551        $ 5,096,576
                                             ===========        ===========

                 Liabilities and Stockholders' (Deficit) Equity

   Current liabilities
     Interest payable                        $    67,814        $   165,564
     Current portion of long-term debt           700,000            510,000
     Accounts payable                                  -             22,906
     Deferred revenue                                  -            149,262
     Commissions payable                               -            289,691
     Payroll taxes payable                             -            124,424
     Income taxes payable                              -             13,387
                                             -----------        -----------
       Total current liabilities                 767,814          1,275,234

   Long-term debt                                600,000            180,000
                                             -----------        -----------
       Total liabilities                       1,367,814          1,455,234

Stockholders' (deficit) equity


Common stock $.001 par value,
 50,000,000 shares authorized;
 14,411,039 and 44,989,102 issued
 and outstanding at June 30, 1999
 and March 31, 2000, respectively,
 and 37,298,444 to be issued at
 March 31, 2000                                       20           112,287
   Additional paid in capital                          -        10,702,365
   Accumulated deficit                           (51,283)       (7,173,310)
                                             -----------        ----------
     Total stockholders' (deficit)
       equity                                    (51,263)        3,641,342
                                             -----------        ----------

     Total liabilities and
       stockholders' (deficit) equity        $ 1,316,551        $5,096,576
                                             ===========        ==========



            See notes to unaudited consolidated financial statements.

                         SILVERTHORNE PRODUCTION COMPANY

     Unaudited Consolidated Statement of Shareholders' Equity (Deficit)

                    For the Nine Months Ended March 31, 2000




                                   Common Stock
                             -------------------------                                             Total
                                                              Additional                        Shareholders'
                                                               Paid-in         Accumulated         Equity
                               Shares          Amount          Capital           Deficit          (Deficit)
                             ----------      ----------     ------------      -------------     -------------


Balance
 June 30, 1999               11,377,137      $       20     $          -      $   (51,283)      $   (51,263)

Stock issued in
 connection with
 employment agreements
 and the acquisition
 of Cognigen assets
 (Note 5)                    42,664,260          30,055                -                -            30,055

Reverse acquisition
 (Note 5)                    15,757,047          69,723         (261,957)               -          (192,234)

Common stock issued
 for cash net of
 $727,474 of expenses
 (Note 6)                    12,489,102          12,489        5,127,598                -         5,140,087

Options issued for
 services to non-
 employees
 (Note 6)                             -               -        5,836,724                -         5,836,724

 Net loss                             -               -                -       (7,122,027)       (7,122,027)
                             ----------      ----------     ------------     ------------       -----------

Balance,
 March 31, 2000              82,287,546      $  112,287     $ 10,702,365     $ (7,173,310)      $ 3,641,342
                             ==========      ==========     ============     ============       ===========





            See notes to unaudited consolidated financial statements.

                         SILVERTHORNE PRODUCTION COMPANY

                 Unaudited Consolidated Statements of Cash Flows

                                                 Nine Months Ended
                                                     March 31,
                                           -------------------------------
                                             1999                 2000
                                           -------------------------------
Cash flows from operating
 activities
   Net loss                                $ (38,463)         $ (7,122,027)
                                           ---------          ------------
   Adjustments to reconcile
    net loss to net cash
    provided by operating
    activities
       Depreciation and
        amortization                               -                20,962
     Stock options granted
      to non employees and
      stock issued to
      employees for services                       -             5,866,724
     Changes in assets and
      liabilities
       Receivables                                 -              (300,826)
       Inventory                                   -               (41,732)
       Other current assets                        -              (107,946)
       Interest payable                       50,859                97,750
       Accounts payable                            -                93,669
       Deferred revenue                            -                77,499
       Deferred income taxes                       -                16,531
       Commissions payable                         -               105,423
       Income taxes payable                        -                  (383)
                                           ---------          ------------
                                              50,859             5,827,671
                                           ---------          ------------
         Net cash used in operations          12,396            (1,294,356)
                                           ---------          ------------

Cash flows from investing activities
   Capital expenditures                            -              (187,628)
   Intangible assets                         (12,396)              (25,606)
   Cash acquired in acquisition                    -                21,248
   Advances to related party                       -              (570,000)
                                           ---------          ------------
         Net cash used in investing
          activities                         (12,396)             (761,986)
                                           ---------          ------------

Cash flows from financing activities
   Net proceeds from stock issuance                -             5,140,087
   Distribution related to reverse
    acquisition                                    -              (190,000)
   Payments on notes payable                       -              (910,000)
                                           ---------          ------------
         Net cash provided by
          financing activities                     -             4,040,087
                                           ---------          ------------

Net increase in cash                               -             1,983,745

Cash and cash equivalents-
 beginning of period                               -                     -
                                           ---------          ------------

Cash and cash equivalent-
 end of period                             $       -          $  1,983,745
                                           =========          ============

Non-cash investing and financing activities (Note 8).

            See notes to unaudited consolidated financial statements.

                         SILVERTHORNE PRODUCTION COMPANY

              Notes to Unaudited Consolidated Financial Statements


Note 1 - Description of Business

The Company was incorporated in May 1983 in the State of Colorado to engage in the cellular radio and communications business and to engage in any other lawful activity permitted under Colorado law. In June 1988, the Company changed its name to Silverthorne Production Company and commenced operations in the oil and gas industry. These operations were discontinued in 1989. Since 1989, the Company has attempted to locate acquisition prospects and negotiate an acquisition. The Company's pursuit of an acquisition did not materialize until August 20, 1999.

Note 2 - Summary of Significant Accounting Policies

In the opinion of management, all adjustments, consisting only of normal recurring adjustments, have been made to (a) the results of consolidated operations for the three and nine month periods ended March 31, 2000 and 1999, respectively, (b) the consolidated balance sheet at March 31, 2000 and (c) the consolidated statements of cash flows for the nine month periods ended March 31, 2000 and June 30, 1999, respectively, in order to make the financial statements not misleading.

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for financial statements. For further information, refer to the audited consolidated financial statements and notes thereto for the year ended June 30, 1999, included in Silverthorne Production Company's ("Company") Annual Report on Form 10-K/A filed with the Securities and Exchange Commission and the audited financial statements of Inter-American Telecommunications Holding Corporation (ITHC) and Cognigen Corporation (Cognigen) for the year ended June 30, 1999 included in the Company's Current Report on Form 8-K/A filed with the Securities and Exchange Commission on March 8, 2000.

Note 3 - Basis of Presentation

These unaudited consolidated financial statements include the accounts of Inter-American Telecommunications Corporation, ITHC, Cognigen and the Company. All significant intercompany balances and transactions have been eliminated in consolidation.

All common stock share amounts have been retroactively adjusted to reflect the ratio of shares issued by the Company in connection with the reverse acquisition of ITHC (Note 5). The ratio of shares issued of 5,688.57 shares of the Company to each share of ITHC stock represents 54,041,397 newly issued shares and shares to be issued in exchange for 9,500 shares of ITHC common stock.

All per share amounts reflect the 37,298,444 shares the Company has a legal obligation to issue in connection with the reverse acquisition of ITHC, and have been treated as outstanding from the date of acquisition.

                         SILVERTHORNE PRODUCTION COMPANY

              Notes to Unaudited Consolidated Financial Statements


Note 4 - Long-Term Debt

Long-term debt consists of the following:

                                    June 30,               March 31,
                                     1999                  2000
                                  -----------           -----------
 8% unsecured promissory notes
  payable, principal and
  interest due upon maturity
  in July 2000.                   $ 1,300,000           $   510,000

 8% unsecured promissory note
  payable, principal and
  interest due upon maturity
  in November 2000.                         -               180,000
                                  -----------           -----------
                                    1,300,000               690,000
  Less current portion of
   long-term debt                    (700,000)             (510,000)
                                  -----------           -----------

                                  $   600,000           $   180,000
                                  ===========           ===========


Note 5 - Business Acquisitions

On July 1, 1999, ITHC entered into an agreement with Cognigen to purchase all of Cognigen's net assets. The purchase price included 31,286,894, as adjusted, shares of ITHC common stock, as determined by negotiations between the parties, ($.01 par value) and a $300,000 note payable due October 1, 1999. The agreement also calls for a four-year employment contract between the Company and Kevin Anderson, the founder of Cognigen, with an annual base salary of $175,000. Mr. Anderson was not previously affiliated with ITHC prior to the acquisition and will continue with the Company and perform functions equivalent to that of a chief operating officer. The transaction was accounted for as a purchase. ITHC acquired net assets of $86,230 and recorded goodwill of $213,770. The goodwill will be amortized over a life of 20 years.

On August 20, 1999, the Company completed the acquisition of all of the net assets of ITHC (an unaffiliated company) in exchange for up to 49,041,397 shares of the Company's common stock in a negotiated transaction. For financial statement purposes, this business combination was accounted for as an additional capitalization of ITHC (a reverse acquisition in which ITHC was the accounting acquirer). ITHC is considered the surviving entity and the historical financial statements prior to the acquisition are those of ITHC. The Company's net book value prior to the transaction was $0. The issuance of the stock must be completed in two closings due to the limited amount of authorized stock available for issuance under the Company's articles of incorporation. The first closing resulted in the issuance of 11,742,953 shares while the remaining 37,298,444 shares will be issued after a shareholder vote to increase the authorized number of shares or after a reverse stock split is effected. The Company issued 5,000,000 shares of the Company's common stock as finders' fees in connection with the transaction to unrelated individuals. The shares were valued at $.38 a share for a total of $1,900,000 and treated as a cost of the reverse acquisition.

                         SILVERTHORNE PRODUCTION COMPANY

              Notes to Unaudited Consolidated Financial Statements

Note 5 - Business Acquisitions (continued)

Additionally in August 1999, ITHC purchased 12,602,431 shares of the Company's common stock for a price of $190,000 from certain existing shareholders of the Company. This was recorded as a charge to additional paid-in-capital in the amount of $190,000 and treated as a constructive dividend.

The Company is the legal survivor and plans to change its name to Cognigen Networks, Inc.

Note 6 - Stockholders' Equity

Shares of ITHC stock issued prior to reverse acquisition

In connection with certain ITHC executive employment agreements 11,377,366, as adjusted, shares of ITHC stock valued at $30,000 were issued in July 1999 for services provided by those key employees. In addition 31,286,894, as adjusted, shares of ITHC stock were issued in connection with the acquisition of Cognigen (Note 5).

Shares Issued Subsequent to Reverse Acquisition

During the six months ended December 31, 1999, the Company received subscriptions for 12,489,102 shares of the Company's common stock at prices of $0.38 per share (11,562,302 shares) and $1.60, which approximated market at date of issue, per share (926,800 shares) from various persons. These shares were issued by March 31, 2000. The Company agreed to pay a fee of 12% of the total proceeds received from the sale of the common stock to a distributor and issue warrants to purchase up to a maximum of 1,500,000 shares of the Company's common stock to various persons in connection with the sales which are exercisable at $1.60, which approximated market at date of issue, and expire December 31, 2001. These warrants were valued at $347,400 based on a value of $.23 per warrant using the Black-Scholes option pricing model. Assumptions used in the valuation include: volatility of 109%, 2 year lives, dividend yield of 0% and a risk free rate of 5.5%. This fee was accounted for as a cost of the sale of those common shares. The Company paid a total of $727,474 related to the total fee due and other expenses associated with the offering. There are no remaining unpaid fees as of March 31, 2000.

Stock Options

In August 1999, the Company issued 31,600,000 options entitling the holders to purchase the Company's common stock at $0.46 per share, which approximated market value at date of issue. The options vest immediately and expire five years from the date issued. The options cannot be exercised until the Company amends it articles of incorporation or effects a reverse split of its common stock so that it has sufficient shares available for issuance upon the exercise of these options. 25,200,000 of these options were issued to non-employees for various professional services provided (of which 12,000,000 were issued to a trust of which the founder is one of the beneficiaries) while the remaining options were issued to employees and directors. The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation." Accordingly, no compensation cost has been recognized for the stock options issued to employees and directors. $5,836,724 of compensation expense was recorded in connection with the options granted to non employees based on a value of $.23 per option using the Black-Scholes option pricing model. Assumptions used in the valuation include; volatility of 109%, 3 year lives, dividend yield of 0%, and a risk-free rate of 5.5%.

                         SILVERTHORNE PRODUCTION COMPANY

              Notes to Unaudited Consolidated Financial Statements

Note 7 - Related Party Activities

The Company advanced $570,000 from September 1999 through March 31, 2000 to Aquila International Telecommunications, Inc ("Aquila") (an unrelated telecommunication carrier company). These advances bear no interest and have no specific repayment terms. The Company had entered into a letter-of-intent to acquire Aquila and, after completing its due diligence review, completed the acquisition in April 2000 by issuing 2,041,445 shares of its common stock for all the stock of Aquila.

Note 8 - Non-Cash Investing and Financing Activities

During the nine months ended March 31, 2000:

The Company acquired net assets of 86,230 and recorded goodwill in the amount of $213,770 by issuing a note for $300,000 in connection with a business acquisition (Note 5).

During the nine months ended March 31, 1999:

The Company issued notes of $1,300,000 in exchange for customer lists valued at of $1,300,000.

                         SILVERTHORNE PRODUCTION COMPANY

                           Results for March 31, 2000
            MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Forward-Looking Statements

Certain of the information discussed in this quarterly report, and in particular in this section entitled "Management's Discussion and Analysis or Plan of Operation," contains forward-looking statements that involve risks and uncertainties that might adversely affect the operating results of Silverthorne Production Company ("Company") in the future in a material way. Such risks and uncertainties include, without limitation, rate changes, fee policy or application changes, technological changes and competition. Many of these risks are beyond the control of the Company. The Company is not entitled to rely on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, or Section 21E of the Securities Exchange Act of 1934, as amended, when making forward-looking statements.

Overview

The Company was incorporated on May 6, 1983, in Colorado. On August 20, 1999, the Company completed the acquisition of all of the net assets of ITHC in exchange for up to 49,041,397 shares of the Company's common stock. For financial statement purposes, this business combination was accounted for as an additional capitalization of ITHC (a reverse acquisition in which ITHC was the accounting acquirer). For accounting purposes, ITHC is considered the surviving entity and the historical financial statements prior to the acquisition are those of ITHC. The Company's net book value prior to the transaction was $0.

Inter-American Telecommunications Holding Corporation (ITHC) was incorporated on July 24, 1998 in Delaware. Since its inception, ITHC has directed its efforts toward the acquisition of assets that would allow it to be engaged in direct and multilevel agency marketing and sale of long distance service and products as well as the switching and transport of voice, fax and data telephone and internet traffic and related services. On July 1, 1999, ITHC acquired the net assets of Cognigen Corporation (Cognigen) in exchange for 31,286,894, as adjusted, shares of its common stock and a note payable of $300,000. Cognigen was actively marketing long distance telephone services over the internet.

The Company intends to seek an increase in its authorized number of shares and the authorization for a 1-2, 1-3 or 1-4 reverse stock split as the Board deems appropriate. The Company intends to take these actions at its next annual shareholder meeting anticipated to be held in 2000.

                         SILVERTHORNE PRODUCTION COMPANY

                           Results for March 31, 2000
            MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Results of Operations

ITHC was a developmental stage company since its inception on July 24, 1998 through June 30, 1999. During this stage, ITHC generated no revenues and incurred only minimal operational costs. ITHC focused its efforts on the pursuit of the acquisition of business opportunities. On July 1, 1999, ITHC completed the acquisition of all the net assets of Cognigen in a transaction accounted for as a purchase. Additionally, in a transaction accounted for as a reverse acquisition, ITHC acquired control of the Company, a non-operating public shell corporation. Therefore, the results of operations for the three and nine months ended March 31, 2000 are comprised entirely of the operations generated from the net assets purchased from Cognigen on July 1, 1999. As no operations existed for ITHC for the three and nine month periods ended March 31, 1999, no meaningful comparisons can be made.

For purposes of this Management's Discussion and Analysis or Plan of Operation, the Company believes that the unaudited results of operations for Cognigen for the three and nine months ended March 31, 1999 shown below provide a more meaningful basis for analysis. Therefore, all comparisons and analysis included in this Management's Discussion and Analysis or Plan of Operation are based upon these unaudited results of operations for Cognigen for the three and nine months ended March 31, 1999.

                         SILVERTHORNE PRODUCTION COMPANY

                           Results for March 31, 2000

                         Unaudited Results of Operations


                                                Unaudited Results of                         Unaudited Results
                                                  Operations for                              of Operations
                                                   The Company                                 for Cognigen
                                          ------------------------------------      ------------------------------------

                                           Three Months         Nine Months          Three Months         Nine Months
                                          Ended March 31,      Ended March 31,      Ended March 31,      Ended March 31,
                                              2000                 2000                 1999                 1999
                                          ---------------      ---------------      ---------------      ---------------

Revenue
   Prepaid cards and pins                 $        82,632      $       846,427      $       226,616      $       657,003
   Marketing commissions                          707,193            1,642,400              277,596              434,707
   Other                                          129,504              131,874                    -                    -
   Allowances                                     (10,731)             (28,512)                   -                    -
                                          ---------------      ---------------      ---------------      ---------------
     Total revenue                                908,598            2,592,189              504,212            1,091,710

Operating expenses
   Prepaid cards and pins                         170,798              710,389              193,883              450,007
   Marketing commissions                          457,062            1,198,675              205,334              321,367
   Sales, general and administrative              826,184            7,726,564              138,234              359,023
                                          ---------------      ---------------      ---------------      ---------------
     Total operating expenses                   1,454,044            9,635,628              537,451            1,130,397
                                          ---------------      ---------------      ---------------      ---------------

 Loss from operations                            (545,446)          (7,043,439)             (33,239)             (38,687)

Other income (expense)
   Other income                                    42,452               59,179                    -                    -
   Interest expense                               (39,517)            (107,767)                   -                    -
                                          ---------------      ---------------      ---------------      ---------------

Net income (loss)                         $      (542,511)     $    (7,092,027)     $       (33,239)     $       (38,687)
                                          ===============      ===============      ===============      ===============


                         SILVERTHORNE PRODUCTION COMPANY

                           Results for March 31, 2000

            MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Three Months Ended March 31, 2000 Compared to Three Months Ended March 31, 2000.

Total revenue for the three months ended March 31, 2000 was $908,598 compared to $504,212 for the three months ended March 31, 1999. Total revenue for the 2000 period consisted of $82,632 related to prepaid cards and pins and $707,193 related to commissions. Total revenue for the comparable period in 1999 consisted of $226,616 related to prepaid cards and pins and $277,596 related to commissions. The $143,984, or 63%, decrease in prepaid cards and pins is due to reduced tariff calls as a result of competition. The $429,597, or 155%, increase in commissions is due to an increase in agents of 20% or 236 new agents.

Operating costs related to prepaid cards and pins for the three months ended March 31, 2000 decreased $23,085, or 12%, to $170,798 from $193,883 during the three months ended March 31, 1999. Operating costs related to commissions for the three months ended March 31, 2000 increased $251,728, or 123%, to $457,062 from $205,334 during the three months ended March 31, 1999. The changes in cost increases are directly related to the changes in the related sales revenue.

General and administrative operating expenses increased $687,950, or 498%, to $826,184 during the three months ended March 31, 2000 from $138,234 during the three months ended March 31, 1999. This increase is due to increased salaries of $164,706, or 182%, as a result of more headcount, increased legal and professional expenses of $101,031, or 131%, due to acquisitions and increased commissions paid of $51,200, or 13%.

The Company incurred a loss from operations of $545,446 for the three months ended March 31, 2000 compared to $33,239 for the three months ended March 31, 1999. The decrease in operating loss during the current period is directly related to the increase in general and administrative expenses discussed above.

Net interest income for the three months ended March 31, 2000 of $2,935 compares to net interest income during the same three months ended March 31, 1999 of $0. The reason for this increase is due to larger cash balances earning interest from an increase in deposits. After interest income, the net loss for the three months ended March 31, 2000 was $542,511, or a $.01 loss per share, compared to net income of $33,239 for the three months ended March 31, 1999.

Nine Months Ended March 31, 2000 Compared to Nine Months Ended March 31, 1999

Total revenue for the nine months ended March 31, 2000 was $2,592,189 compared to $1,091,710 for the nine months ended March 31, 1999. Total revenue in 2000 consisted of $846,427 related to prepaid cards and pins and $1,642,400 related to commissions. Total revenue for the comparable period in 1999 consisted of $657,003 related to prepaid cards and pins and $434,707 related to commissions. The $189,424, or 29%, increase in prepaid cards and pins is due to an increase in sales agents of approximately 800 agents. The $1,207,693, or 278%, increase in commissions is also directly related to the increase in agents.

                         SILVERTHORNE PRODUCTION COMPANY

                           Results for March 31, 2000

            MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Operating costs related to prepaid cards and pins for the nine months ended March 31, 2000 increased $260,382, or 58%, to $710,389 from $450,007 during the nine months ended March 31, 1999. Operating costs related to commissions for the nine months ended March 31, 2000 increased $877,308, or 273%, to $1,198,675 from $321,367 during the nine months ended March 31, 1999. The cost increases are directly related to the increases in revenues.

General and administrative operating expenses increased $7,367,541, or 1,952%, to $7,726,564 during the nine months ended March 31, 2000 from $359,023 during the nine months ended March 31, 1999. This increase is due to a non-cash charge for options granted to non-employees of $5,836,724 in addition to increased salaries resulting from significant Company growth and increased legal and professional costs from business acquisitions and related public filings.

The Company incurred a loss from operations of $7,043,439 for the nine months ended March 31, 2000 compared with an operating loss of $38,687 for the nine months ended March 31, 1999. The increase in operating loss during the period is also related to the increase in general and administrative costs discussed above.

Net interest expense for the nine months ended March 31, 2000 of $48,588 compares to net interest expense during the nine months ended March 31, 1999 of $0. The reason for this increase is due to an increase in outstanding debt. After interest expense, the net loss for the nine months ended March 31, 2000 was $7,092,027, or a $0.09 loss per share, compared to net loss of $38,687 for the nine months ended March 31, 1999.

Liquidity and Capital Resources:

The Company has funded its operations to date primarily from shareholder advances and stock subscriptions received. At March 31, 2000, the Company had cash and cash equivalents of $1,983,745 and working capital of $2,034,350.

Cash used by the Company for operating activities during the nine months ended March 31, 2000 was $1,294,356. A primary component of the use of cash during the nine months was the Company's net loss of $7,092,027 adjusted for non-cash adjustments for depreciation and amortization of $20,962 and stock option expense of $5,836,724. Additional uses of operating cash for the nine months included increases in the Company's accounts receivable of $300,826, inventory of $41,732 and other current assets of $107,946. The uses in operating cash were partially offset by cash provided of $97,750 from interest payable, $93,669 of accounts payable, deferred revenue of $77,499 and commissions payable of $105,423. Sources of cash from investing activities include $21,248 from the acquisition of Cognigen. Additional sources and uses of cash during the nine months ended March 31, 2000 also include net proceeds from the receipt of stock subscriptions of $5,140,087, capital expenditures of $187,628, payments on notes payable of $910,000 and a distribution in connection with the reverse acquisition.

                         SILVERTHORNE PRODUCTION COMPANY

                           Results for March 31, 2000

            MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

The Company currently has three 8% unsecured promissory notes payable with total outstanding balances of $690,000. Two of these notes are due in July 2000 while the remaining note is due November 2000.

The Company believes its current liquidity requirement primarily will be to meet working capital requirements. The Company has no planned significant capital expenditures in the foreseeable future. Cash generated from operations was not sufficient to meet working capital requirements for the nine months ended March 31, 2000, and may not be sufficient to meet working capital requirements for the foreseeable future. Therefore, additional debt or equity financing may be required for the Company to satisfy its short term capital needs. There can be no assurances that the Company will be able to generate additional debt or equity financing if needed.

The Company advanced $570,000 to Aquila International Telecommunications, Inc. (Aquila) in connection with a carrier service agreement. This agreement was for performing services for migrating customers from the Company's customer lists to active status switching services and full customer maintenance. The Company acquired all of the outstanding common stock of Aquila in April 2000 by issuing 2,041,445 shares of its common stock. The required financial statements and pro forma information will be included in the Company's Current Report on Form 8K/A anticipated to be filed with the Securities and Exchange Commission within the required timeline.

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders and Board of Directors,
SILVERTHORNE PRODUCTION COMPANY


I have audited the accompanying balance sheet of SILVERTHORNE PRODUCTION COMPANY (a Colorado Corporation) as of June 30, 1999 and 1998 and the related statements of operations, stockholders, equity and cash flows for each of the three years in the period ended June 30, 1999. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SILVERTHORNE PRODUCTION COMPANY as of June 30, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended June 30, 1999, in conformity with generally accepted accounting principles.

/s/ Daniel Jankowski
Daniel Jankowski, CPA, CNA, MCSE
August 17, 1999

                         SILVERTHORNE PRODUCTION COMPANY
                         (A Developmental Stage Company)

                           Comparative Balance Sheets

                                                                June 30,
                                                     --------------------------
                                         Notes         1999             1998
                                        -------      ----------      ----------

                                  Assets

Current assets
  Cash                                               $        -      $        -
                                                     ----------      ----------
Total assets                                         $        -      $        -
                                                     ==========      ==========

                      Liabilities and Shareholders' Equity

Current liabilities
  Accounts payable                          2        $    2,234      $    7,018
                                                     ----------      ----------
     Total current liabilities                            2,234           7,018

Shareholders' equity
  Common stock, par value
   $.001 per share; authorized
   50,000,000 shares, of which
   15,757,047 shares are issued
   and outstanding                                       15,757          15,757
     Capital paid in excess of par                      748,230         748,230


 Retained earnings deficit
     From regular operations                           (617,286)       (617,286)
        Accumulated during
         developmental stage                5          (148,935)       (153,719)
                                                     ----------      ----------
        Total shareholders' equity (deficit)             (2,234)         (7,018)
                                                     ==========      ==========

Total liabilities and shareholders' equity           $        -      $        -
                                                     ==========      ==========



                       See notes to financial statements.

                         SILVERTHORNE PRODUCTION COMPANY
                         (A Developmental Stage Company)

                             Statement of Operations

                                                                   For the Years Ended
                                                                         June 30,
                                                           ------------------------------------
                                               Notes          1999            1998           1997
                                              -------      ----------      ----------      ---------


Miscellaneous revenue
  Reversal of accounts payable                             $    3,212      $        -      $   44,127
  Net earnest money deposit                                    12,807               -               -
                                                           ----------      ----------      ----------

                                                           $   16,019      $        -      $   44,127
                                                           ==========      ==========      ==========
Expenses
  Administrative expenses                                  $    3,929       $   7,236      $   12,087
  Interest                                                          -           6,906           2,583
  Legal fees                                     3              6,806          69,800               -
  Auditing fees                                                   500           1,560               -
  Consulting                                                        -           8,500               -
                                                           ----------      ----------      ----------
     Total expenses                                            11,235          94,002          14,670
                                                           ----------      ----------      ----------

Net income (loss)                                          $    4,784      $  (94,002)     $   29,457
                                                           ==========      ==========      ==========

Earnings per share
 Net income from operations                     4          $   0.0004      $   0.0098      $   0.0084
                                                           ==========      ==========      ==========

Weighted average common shares outstanding                 15,757,047       9,631,047       3,505,047
                                                           ==========      ==========      ==========





                       See notes to financial statements.

                         SILVERTHORNE PRODUCTION COMPANY
                         (A Developmental Stage Company)

                             Statement of Cash Flows

                                                                     For the Years Ended
                                                                            June 30,
                                                           ----------------------------------------
                                                             1999            1998            1997
                                                           ---------      ---------       ---------

Cash flows from operating activities
  Net income (loss)                                        $   4,784      $ (94,002)      $  29,457
  Increase (decrease) in accounts payable                     (4,784)             -          12,122
  Non-cash write-off notes/account payable                         -              -         (44,127)
  Increase in accrued interest                                     -              -           2,583
                                                           ---------      ---------       ---------
           Net cash flows from operation                           -        (94,002)             35
                                                           ---------      ---------       ---------
Cash flows from financing activities
  Debt converted to common stock                                   -         93,976               -
                                                           ---------      ---------       ---------
           Net cash flows from investment activities               -         93,976               -
                                                           ---------      ---------       ---------

Net increase (decrease) in cash and cash equivalents               -            (26)             35

Cash or bank overdraft at beginning of period                      -             26              (9)
                                                           ---------      ---------       ---------
                                                           $       -      $       -       $      26
                                                           =========      =========       =========



                       See notes to financial statements.

                         SILVERTHORNE PRODUCTION COMPANY

                         (A Developmental Stage Company)

                  Statements of Shareholders' Equity (Deficit)
                  For Fiscal Years Ended June 30, 1999 and 1998


                                                                                                              Total
                                          Common Stock                 Additional                           hareholders'
                                   -----------------------------         Paid-in         Accumulated          Equity
                                      Shares           Amount            Capital           Deficit           (Deficit)
                                   ----------        -----------      ------------      -------------      -------------

Balance, June 30, 1996              3,580,047        $     3,580      $    907,257      $    (706,460)     $     204,377

Net income (loss) from
 fiscal year ended
 June 30, 1997                              -                  -                 -             29,457             29,457

Net income (loss) from
 fiscal year ended
 June 30, 1998                     12,252,000             12,252           140,898            (94,002)            59,148

Redemption/reversal                   (75,000)               (75)         (299,925)                 -           (300,000)

June 30, 1999                               -                  -                 -              4,784              4,784
                                   ----------        -----------      ------------      -------------      -------------

Balance, June 30, 1999             15,757,047          $  15,757      $    748,230      $    (766,221)     $      (2,234)
                                   ==========        ===========      ============      =============      =============






                       See notes to financial statements.

                         SILVERTHORNE PRODUCTION COMPANY
                         (A Developmental Stage Company)

                          Notes to Financial Statements

Note 1 - Organization and Significant Accounting Policies

Organization

Company was incorporated in May 1983 in the State of Colorado, to engage in the cellular radio and communications business; and to "engage in any other lawful activity permitted." In June 1988, Company changed its name to Silverthorne Production Company and commenced operations in the oil an gas industry. During 1993-96, Company attempted to locate acquisition prospects and negotiate acquisition or exchange of assets, including activity in the fuel industry. Company's pursuit of business opportunities through acquisition by stock exchange or merger did not materialized during year ended June 30, 1999.

Basis of Financial Statement Presentation

Company is a development stage company. Company has no operations and is critically short of cash. Its ability to continue development stage activities is in question, except for the efforts of the current officers/directors.

Note 2 - Accounts Payable

Company's accounts payable include obligations to Company's legal counsel on Securities and Exchange (SEC) matters, the registered agent and depository trust company.

Note 3 - Related Party Transactions

Company officers from time to time obtained funds from shareholders to pay for expenses, including this audit, as well as pursuit of Company business opportunities.

Note 4 - Earnings Per Share

Earnings per share is calculated by dividing the net income (loss) from operations, by total weighted shares outstanding at June 30, 1999.

                         SILVERTHORNE PRODUCTION COMPANY
                         (A Developmental Stage Company)

                          Notes to Financial Statements

Note 5 - Income Taxes

In the cellular radio communications business, Company accumulated a loss carry forward of about $243,000. Company's loss carry forward from the oil and gas industry increased by approximately $376,000. From 1989 through June 30, 1997, development stage activities in pursuit of acquisition and merger opportunities, Company accumulated an additional loss carry forward of approximately $148,000. Therefore the total loss carry forward is approximately $762,000 through June 30, 1999. Company may not be able to utilize part of these loss carry forwards, depending on the nature of future operations. Company has prepared and is filing its federal income tax returns for the year ended June 30, 1999, contemporaneously with publication of this audited report.

Note 6 - Change in Control of the Company

A proposed merger/acquisition by Company with certain third-parties was negotiated subject to final approval, but was terminated before closing, therefore, the proposed change in control did not formally occur and returned to status quo following termination of the proposed transaction.

                         SILVERTHORNE PRODUCTION COMPANY
                         (A Developmental Stage Company)

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF SILVERTHORNE PRODUCTION COMPANY FINANCIAL STATEMENTS.

During the fiscal year ended June 30, 1999 and since 1989, the Company has engaged in no significant operations other than the search for, and identification and evaluation of, possible acquisition candidates. No revenues were received by the Company during the fiscal year, except for a deposit on the Pricenet.com transaction which was terminated. The Company experienced a net income of $4,784 during the fiscal year ended June 30, 1999, since the deposit received from the Pricenet.com transaction exceeded the expenses for that transaction in addition to the remaining legal and administrative fees for the year.

The Company anticipates that until a business combination is completed with an acquisition candidate, it will not generate revenues, and may continue to operate at a loss after completing a business combination, depending upon the performance of the acquired business.

As of June 30, 1999, the Company had no material commitments for capital expenditures.

                              AQUILA INTERNATIONAL
                            TELECOMMUNICATIONS, INC.

                              FINANCIAL STATEMENTS

                           December 31, 1999 and 1998

INDEPENDENT AUDITOR'S REPORT

To the Shareholders

Aquila International Telecommunications, Inc.
San Luis Obispo, California


We have audited the accompanying balance sheets of Aquila International Telecommunications, Inc., (a California corporation), as of December 31, 1999 and 1998, and the related statements of income, shareholders' equity, and cash flows for the year ended December 31, 1999 and for the period from March 23, 1998 (date of inception) through December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aquila International Telecommunications, Inc., as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

McGowan Guntermann
Santa Barbara, California

February 3, 2000

                  AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                                 BALANCE SHEETS
                           December 31, 1999 and 1998

                                     ASSETS

                                        1999                1998
                                    ------------        ------------

CURRENT ASSETS
   Cash (Note 1F)                   $     20,392        $        302
   Accounts receivable                    38,750                 345
   Other receivables                         200               3,000
     Total current assets                 59,342               3,647
                                    ------------        ------------

PROPERTY AND EQUIPMENT -
 net (Note 3)                            170,830             212,366

OTHER ASSETS
   Deposits                               76,318              21,007

TOTAL ASSETS                            $306,490        $    237,020
                                    ============        ============

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable                 $     42,894        $      3,606
   Accrued expenses                      393,873             312,605
   Deposits received                       5,306                   -
   Loan from shareholder
   (Note 7)                               25,900              32,972
   Current portion -
    long-term liabilities                102,969              89,538
                                    ------------        ------------

     Total Current Liabilities           570,942             438,721

LONG-TERM LIABILITIES -
  net of current portion (Note 4)        854,332             241,828
                                    ------------        ------------

     Total Liabilities                 1,425,274             680,549
                                    ------------        ------------
SHAREHOLDERS' DEFICIT
   Common stock - $1 par value,
    5,000,000 shares authorized           12,000              12,000
   Retained deficit                   (1,130,784)           (455,529)
                                    ------------        ------------

     Total Shareholders' Deficit      (1,118,784)           (443,529)
                                    ------------        ------------

TOTAL LIABILITIES AND
 SHAREHOLDERS' DEFICIT              $    306,490        $    237,020
                                    ============        ============


   The accompanying notes are an integral part of these financial statements.
                                     F - 26

                  AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                              STATEMENTS OF INCOME

                  For the Year Ended December 31, 1999 and for
                     the Period from March 23, 1998 (Date of
                      Inception) through December 31, 1998


                                        1999                 1998
                                    ------------         ------------
INCOME                              $    124,023         $        345
                                    ------------         ------------

COST OF SALES                            262,568                8,699
                                    ------------         ------------

GROSS PROFIT                            (138,545)              (8,354)
                                    ------------         ------------

OPERATING EXPENSES
   Advertising                             3,797                  215
   Automobile                             14,469                    -
   Bank charges                            2,880                  988
   Credit card fees                        7,255                  435
   Depreciation                           90,835               40,524
   Employee benefits                      23,788               10,349
   Freight                                   530                    -
   Insurance                               4,259                   15
   Interest                               54,040                3,436
   Legal and professional                  7,077                8,330
   Miscellaneous                             495                 (630)
   Office                                  5,275                2,678
   Postage and delivery                      717                  372
   Rent facility                          25,365                8,025
   Repairs                                   447                1,149
   Salaries                               261,489             340,298
   Software                                 1,430               6,015
   Supplies                                 5,017               2,235
   Taxes and license                        8,534               3,146
   Telephone                               11,737               8,014
   Travel                                   3,092              11,213
   Utilities                                4,182                 368
                                     ------------        ------------

     Total operating expenses             536,710             447,175
                                     ------------        ------------

NET LOSS                             $   (675,255)       $   (455,529)
                                     ============        ============



   The accompanying notes are an integral part of these financial statements.
                                     F - 27

                  AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                       STATEMENTS OF SHAREHOLDERS' DEFICIT
             For the Year Ended December 31, 1999 and for the Period
                               from March 23, 1998
                  (Date of Inception) through December 31, 1998


                                               Common        Retained
                                  Shares       Stock         Earnings          Total
                                  ------      -------      ------------      -----------

BALANCE - March 23, 1998               -      $     -      $         -       $         -

Shares issued                     12,000       12,000                -            12,000
Net loss                               -            -         (455,529)         (443,529)
                                  ------      -------      -----------       -----------

BALANCE - December 31, 1998       12,000       12,000         (455,529)         (433,529)

Shares issued                      4,025            -                -                 -
Net loss                               -            -         (675,255)         (675,255)
                                  ------      -------      -----------       -----------

BALANCE - December 31, 1999       16,025      $12,000      $(1,130,784)      $(1,118,784)
                                  ======      =======      ===========       ===========




   The accompanying notes are an integral part of these financial statements.
                                     F - 28

                  AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                            STATEMENTS OF CASH FLOWS
                  For the Year Ended December 31, 1999 and for
                     the Period from March 23, 1998 (Date of
                      Inception) through December 31, 1998


                                                   1999             1998
                                                ----------       ----------
CASH FLOWS FROM OPERATING
 ACTIVITIES
   Net loss                                     $ (675,255)      $ (455,529)
                                                ----------       ----------
   Adjustments to reconcile
    net loss to net cash
    provided by operating
    activities
       Depreciation expense                         90,835           40,524
       Changes in
         Accounts receivable                       (35,605)          (3,345)
         Prepaid and deferred charges              (55,311)         (21,006)
         Accounts payable and accrued
          expenses                                 161,786          316,212
                                                ----------       ----------

                Total Adjustments                  161,705          332,385
                                                ----------       ----------

     NET CASH USED BY OPERATING ACTIVITIES        (513,550)        (123,144)
                                                ----------       ----------
     CASH FLOWS FROM FINANCING ACTIVITIES
       Capital stock issuance                            -           12,000
       Loan from related parties (Note 4E)         212,928          127,972
       Advance from ITHC (Note 4F)                 435,000                -
       Principal payments on capital leases        (91,366)          (3,635)

     NET CASH PROVIDED BY FINANCING
      ACTIVITIES                                   556,562          136,337
                                                ----------       ----------

     CASH FLOWS FROM INVESTING ACTIVITIES
       Purchase of property and equipment          (22,922)         (12,891)
                                                ----------       ----------

     INCREASE IN CASH                               20,090              302

     CASH - beginning of year                          302                -
                                                ----------       ----------
            end of year                         $   20,392       $      302
                                                ==========       ==========

    SUPPLEMENTAL DISCLOSURES OF CASH FLOW
     INFORMATION:

    Cash paid during the year for
     income taxes                               $      800       $      800

    Cash paid during the year for interest      $   14,892       $    3,436

    NONCASH TRANSACTIONS

    Fixed assets purchased with capital
     leases                                     $   24,594       $  223,777





   The accompanying notes are an integral part of these financial statements.

                  AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998


Note 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

           A.   Method of Accounting

                The Company uses the accrual method of accounting for recording income and expenses.

           B.   Property and Equipment

                Property and equipment are recorded at cost. Depreciation is computed using the straight-line method for financial reporting purposes and amounted to $90,835 and $40,524 for 1999 and 1998, respectively. Estimated useful lives of the assets are:

                  Computer software                                3 years
                  Computer equipment                               3 years
                  Office furniture                                 7 years
                  Telephone equipment                              5 years
                  Leasehold improvements                           5 years

           C.   Income Taxes

                The Company has elected to be taxed under the provision of Subchapter S of the Internal Revenue Code. Under those provisions, the Company generally does not pay Federal Corporate tax on its taxable income. Instead, taxes on the operating profits and losses are the individual responsibility of the shareholders.

                For California state franchise tax purposes the Company is treated as an S Corporation. Under this election, the net profits or losses flow to the shareholders and the Company is taxed directly on its income at a rate of 1.5% for December 31, 1999 and 1998.

                The provision for income taxes consists of state taxes currently due and, if material, deferred taxes resulting from differences in the accounting methods used for financial reporting purposes and those used for income tax reporting. There are no material deferred income tax items, as determined under Statement of Financial Accounting Standards No. 109, for 1999 and 1998.

           D.   Allowance for Doubtful Accounts

                No allowance for doubtful accounts has been provided as no material write-offs are expected at December 31, 1999 and 1998.

   The accompanying notes are an integral part of these financial statements.
                                     F - 30

                  AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998


Note 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

           E.   Use of Estimates

                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

           F.   Cash and Cash Equivalents

                Cash and cash equivalents consist of cash on hand and in checking and savings accounts.

           G.   Advertising

                The Company expenses advertising costs as they are incurred. Advertising expenses for the years ended December 31, 1999 and 1998 were $3,797 and $215 respectively.

Note 2 -        BUSINESS

                The Company is a FCC licensed long distance carrier. It services primarily long distance telephone communications to a world-wide customer base through callback and debit and credit card applications.

Note 3 -                   PROPERTY AND EQUIPMENT

                                                 1999          1998
                                              ---------      ---------
           Property and equipment consists
            of the following:
                Furniture and fixtures        $   1,342      $   1,127
                Leasehold improvements           12,931              -
                Computer equipment               64,533         34,395
                Switch equipment                217,368        217,368
                Computer software                 6,015              -
                                              ---------      ---------
                                                302,189        252,890

                Less:  accumulated
                        depreciation           (131,359)       (40,524)
                                              ---------      ---------

           Total                              $ 170,830      $ 212,366
                                              =========      =========



   The accompanying notes are an integral part of these financial statements.
                                     F - 31

                  AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998


 Note 4 - LONG-TERM LOANS PAYABLE

                                                1999                1998
                                             ----------          ----------
    A. Dell Financial, two capital
        leases of computer equipment,
        payable $925 per month
        including interest at 24%,
        through July, 2000 and
        May, 2001                            $   13,683          $   20,564

    B.  Cisco, capital lease of
        switching equipment, payable
        at $7,227 per month, including
        interest at 4%, through
        June, 2001                              125,911             205,605

    C.  Dimension Funding, two capital
        leases of computer equipment,
        payable at $1,100 per month,
        including interest at 24 and
        21%, through September, 2001
        and November, 2002                       24,561              10,197

    D.  Lucent Technologies Product
        Financing, capital lease of
        telephone equipment, payable
        at $332 per month, including
        interest at 21%, through
        April, 2002                               7,222                   -

    E.  Ladia, LLC, a related party
        shareholder as of 1999, note
        payable secured by corporate
        assets, no monthly payments,
        due February 12, 2001, interest
        at 12%, including accrued
        interest of $35,924 at
        December 31, 1999                       350,924              95,000

    F.  ITHC, loan advance, no
        repayment terms, no interest
        charged                                 435,000                   -
                                             ----------          ----------

        Total Loans Payable                     957,301             331,366

        Less: portion due in one year           102,969              89,538
                                             ----------          ----------

        Total Long-Term Loans Payable        $  854,332          $  241,828
                                             ==========          ==========



   The accompanying notes are an integral part of these financial statements.
                                     F - 32

                  AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998


Note 4 -        LONG-TERM LOANS PAYABLE (continued)

                Maturities of long-term debt (exclusive of the capital lease), for each of the five years succeeding December 31, 1999, are as follows:

                         Year
                        ----
                         2001                      $       350,924
                         Thereafter                        435,000
                                                   ---------------
                         Total                     $       785,924
                                                   ===============


                Future minimum lease payments under the capital lease for each of the five years succeeding December 31, 1999, are as follows:

                         Year
                         ----
                         2000                           $       113,849
                         2001                                    64,567
                         2002                                     8,744
                                                        ---------------
                                                                187,160
                         Less imputed interest                  (15,783)
                                                        ---------------
                         Total                          $       171,377
                                                        ===============


Note 5 -        REVENUES FROM MAJOR CUSTOMERS

                One customer accounts for all of the revenue for both periods.

Note 6 -        DEVELOPMENT STAGE

                The company was formed March 23, 1998, and was in the development stage until July, 1999.

Note 7 -        RELATED PARTY TRANSACTIONS

                In addition to the loan to shareholder (Note 4E) which has accrued interest of $34,275 as of December 31, 1999, another shareholder has loaned $25,900, accruing interest at 10%, with $3,973 accrued at December 31, 1999. No interest has been paid on either loan as of December 31, 1999.

   The accompanying notes are an integral part of these financial statements.
                                     F - 33

                  AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998


   Note 8 -     LEASE COMMITMENTS

                Operating Leases

                The Company has entered into two leases for office and switching room space in one facility. The terms of the lease are until February 14, 2000 for one lease at $850 per month, and until September 30, 2001 for the other lease at $954 per month until October 1, 2000, and $1,002 per month thereafter. Rent expense for December 31, 1999 and 1998 is $25,365 and $8,025,
                respectively.

                Future minimum lease payments on the operating lease are as follows:

                           Year
                           ----
                           2000             $          13,207
                           2001                         9,020
                                            -----------------
                           Total            $          22,227
                                            =================

                Capital Leases

                The Company purchased equipment which is financed through leasing arrangements. The equipment was placed in service from 1998 to 1999 and is being depreciated over three years. The total cost of the equipment is $266,377 and $240,000 at December 31, 1999 and 1998, respectively. The accumulated depreciation is $124,396 and $40,000 at December 31, 1999 and 1998, respectively. Depreciation expense for assets under capital leases is $84,396 and $40,000, for the years ended December 31, 1999 and 1998, respectively. See Note 4.

   The accompanying notes are an integral part of these financial statements.
                                     F - 34

                  AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                   UNAUDITED PRO FORMA COMBINED STATEMENTS OF
                       OPERATIONS AND UNAUDITED PRO FORMA

                             COMBINED BALANCE SHEETS

The following unaudited pro forma combined statements of operations for the year ended June 30, 1999 and the nine month period ended March 31, 2000 and the unaudited pro forma combined balance sheets as of June 30, 1999 and March 31, 2000, give effect to the business combination of Silverthorne Production Company and Aquila International Telecommunications, Inc.. The transaction between Silverthorne Production Company and Aquila International Telecommunications, Inc. has been accounted for as a combination of companies under the purchase method. The unaudited pro forma statements of operations have been prepared as if the proposed transaction occurred on July 1, 1998. The unaudited pro forma balance sheets have been prepared as if the proposed transaction occurred June 30, 1999 and March 31, 2000, respectively. These pro forma statements are not necessarily indicative of the results of operations or the financial position as they may be in the future or as they might have been had the transactions become effective on the above-mentioned dates.

The unaudited pro forma combined statements of operations for the year ended June 30, 1999 and the nine month period ended March 31, 2000 include the results of operations of Aquila International Telecommunications, Inc., Silverthorne Production Company and previous acquisitions reported in amendments to Current Reports on Form 8-K that were previously filed during 1999.

The unaudited pro forma combined statements of income and the unaudited pro forma combined balance sheets should be read in conjunction with the separate historical financial statements and notes thereto of Silverthorne Production Company, Aquila International Telecommunications, Inc. and those previous acquisitions in 1999 reported as amendments to Current Reports on Form 8-K.

                   Unaudited Pro Forma Combined Balance Sheet
                              As of March 31, 2000

                                                                              Pro Forma Adjustments
                                                                       ------------------------------------
                     Silverthorne (2)     Aquila          Total           Debit                  Credit                   Combined
                    ----------------  -------------    -----------     -----------             ------------             -----------


Assets
Current assets      $   3,309,584     $     59,194     $ 3,368,778     $    67,666     (3)     $   (59,194)     (3)     $ 3,377,250

Property and
 equipment, net           254,038          151,018         405,056         142,135     (3)        (151,018)     (3)         396,173

Other assets            1,532,954           76,996       1,609,950       3,086,217     (3)         (76,996)     (3)       4,619,171
                    -------------     ------------     -----------     -----------             -----------               -----------

Total assets        $   5,096,576     $    287,208     $ 5,383,784     $ 3,296,018             $  (287,208)             $ 8,392,594
                    =============     ============     ===========     ===========             ===========              ===========

    Liabilities
     and
     Share-
     holders'
     equity

Total current
 liabilities        $   1,275,234     $    195,926     $ 1,471,160     $   195,926     (3)     $  (210,260)     (3)     $ 1,485,494

Long-term debt            180,000        1,302,672       1,482,672       1,302,672     (3)        (406,361)     (3)         586,361
                    -------------     ------------     -----------     -----------             -----------              -----------

Shareholders'
 equity
 (deficit)              3,641,342       (1,211,390)      2,429,952               -              (3,890,787)     (3)       6,320,739
                    -------------     ------------     -----------     -----------             -----------              -----------
Total
 liabilities
 and equity         $   5,096,576     $    287,208     $ 5,383,784     $ 1,498,598             $(4,507,408)             $ 8,392,594
                    =============     ============     ===========     ===========             ===========              ===========


                   Unaudited Pro Forma Combined Balance Sheet
                               As of June 30, 1999

                                                                       Pro Forma Adjustments
                                                                  --------------------------------
                    Silverthorne (1)  Aquila        Total           Debit                 Credit                   Combined
                    ---------------- --------     ----------      ----------             ---------                ----------


Assets

Current assets      $  326,583     $   15,981     $  342,564      $   67,666     (3)     $   (15,981)     (3)     $  394,249

Property and
 equipment, net         79,356         32,159        111,515         142,135     (3)         (32,159)     (3)        221,491

Other assets         1,517,644         30,077      1,547,721       3,086,217     (3)         (30,077)     (3)      4,603,861
                    ----------     ----------     ----------      ----------             -----------              ----------
Total assets        $1,923,583     $   78,217     $2,001,800      $3,296,018             $   (78,217)             $5,219,601
                    ==========     ==========     ==========      ==========             ===========              ==========

Liabilities and
 Shareholders'
 Equity

Total current
 liabilities        $1,985,148     $  108,777     $2,093,925      $  108,777     (3)     $  (210,260)     (3)     $2,195,408

Long-term debt               -        683,137        683,137         683,137     (3)        (406,361)     (3)        406,361
                    ----------     ----------     ----------      ----------             -----------              ----------

Shareholders'
 equity
 (deficit)             (61,565)      (713,697)      (775,262)              -              (3,393,014)     (3)      2,617,832
                    ----------     ----------     ----------      ----------             -----------              ----------

Total
 liabilities
 and equity         $1,923,583     $   78,217     $2,001,800      $  791,914             $(4,009,715)             $5,219,601
                    ==========     ==========     ==========      ==========             ===========              ==========


              Unaudited Pro Forma Combined Statement of Operations
                    For the Nine Months Ended March 31, 2000


                                                                            Pro Forma Adjustments
                                                                    -----------------------------------
                   Silverthorne (2)   Aquila         Total             Debit                   Credit                 Combined
                   ---------------- ---------      -----------      ------------             ----------              -----------


Revenues           $ 2,592,189        229,151      $ 2,821,340      $          -             $        -              $ 2,821,340
Cost of
 revenues            1,909,064        335,346        2,244,410                 -                      -                2,244,410
                   -----------      ---------      -----------      ------------             ----------              -----------
 Gross profit
  (loss)               683,125       (106,195)         576,930                 -                      -                  576,930
                   -----------      ---------      -----------      ------------             ----------              -----------
Operating
 expenses
   Selling,
    general
    and admin        7,756,564        356,068        8,112,632           171,815     (5)        (76,381)     (4)       8,208,066
   Interest
    expense            107,767         24,607          132,374                 -                (14,367)     (4)         118,007
                   -----------      ---------      -----------      ------------             ----------              -----------
    Total
     operating
     expenses        7,864,331        380,675        8,245,006           171,815                (90,748)               8,326,073
                   -----------      ---------      -----------      ------------             ----------              -----------

Income (loss)
 from
 operations         (7,181,206)      (486,870)      (7,668,076)          171,815                (90,748)              (7,749,143)
                   -----------      ---------      -----------      ------------             ----------              -----------

Other income
 (expense)              59,179              -           59,179                 -                      -                   59,179

Income (loss)
 before taxes       (7,122,027)      (486,870)      (7,608,897)          171,815                (90,748)              (7,689,964)
Income tax
 expense
 (benefit)                   -              -                -                 -                      -                        -
                   -----------      ---------      -----------      ------------             ----------              -----------

Net income
 (loss)            $(7,122,027)     $(486,870)     $(7,608,897)     $    171,815             $  (90,748)             $(7,689,964)
                   ============     =========      ===========      ============             ==========              ===========

Basic earnings
 per share         $     (0.09)                                                                                      $     (0.10)
                   ===========                                                                                       ===========

Weighted
 average pro
 forma shares
 outstanding
 - basic            76,736,355                                         2,041,445     (3)                              78,777,800
                   ===========                                      ============                                     ===========

Diluted
 earnings per
 share             $     (0.09)                                                                                      $     (0.10)
                   ===========                                                                                       ===========

Weighted
 average pro
 forma shares
 outstanding
 - diluted          76,736,355                                         2,041,445     (3)                              78,777,800
                   ===========                                      ============                                     ===========

                                     F - 38

              Unaudited Pro Forma Combined Statement of Operations
                        For the Year Ended June 30, 1999

                                                                           Pro Forma Adjustments
                                                                      --------------------------------
                    Silverthorne (1)   Aquila          Total            Debit                  Credit                Combined
                    ----------------  ---------      -----------      ----------             ---------              -----------

Revenues            $  1,807,401      $   1,538      $ 1,808,939      $        -             $       -              $ 1,808,939
Cost of
 revenues              1,232,950         47,449        1,280,399               -                     -                1,280,399
                    ------------      ---------      -----------      ----------             ---------              -----------
   Gross profit
    (loss)               574,451        (45,911)         528,540               -                     -                  528,540
                    ------------      ---------      -----------      ----------             ---------              -----------
Operating
 expenses
   Selling,
    general
    and admin            730,302        752,713        1,483,015         229,087     (5)      (101,841)     (4)       1,610,261
   Interest
    expense               67,814         31,315           99,129               -               (29,635)     (4)          69,494
                    ------------      ---------      -----------      ----------             ---------              -----------
    Total
     operating
     expenses            798,116        784,028        1,582,144         229,087              (131,476)               1,679,755
                    ------------      ---------      -----------      ----------             ---------              -----------

Income (loss)
 from operations        (223,665)      (829,939)      (1,053,604)        229,087              (131,476)              (1,151,215)
                    ------------      ---------      -----------      ----------             ---------              -----------

Other income
 (expense)                (4,784)             -           (4,784)              -                     -                   (4,784)

Income (loss)
 before taxes           (228,449)      (829,939)      (1,058,388)        229,087              (131,476)              (1,155,999)
Income tax
 expense
 (benefit)               (85,211)             -          (85,211)         85,211     (6)             -                        -
                    ------------      ---------      -----------      ----------             ---------              -----------

Net income
 (loss)             $   (143,238)     $(829,939)     $  (973,177)     $  314,298             $(131,476)             $(1,155,999)
                    ============      =========      ===========      ==========             =========              ===========

Basic earnings
 per share          $      (0.01)                                                                                   $     (0.04)
                    ============                                                                                    ===========

Weighted
 average pro
 forma shares
 outstanding
 - basic              27,500,000                                       2,041,445     (3)                             29,541,445
                    ============                                      ==========                                    ===========
Diluted
 earnings per
 share              $      (0.01)                                                                                   $     (0.04)
                    ============                                                                                    ===========

 Weighted
 average pro
 forma shares
 outstanding -
 diluted              27,500,000                                       2,041,445     (3)                             29,541,445
                    ============                                      ==========                                    ===========



           Notes to Unaudited Pro Forma Combined Financial Statements

The following notes and adjustments are related to the business combination between Silverthorne Production Company (Silverthorne) and Aquila Internal Telecommunications, Inc (Aquila).

1. Reflects the pro forma amounts, which gives effect to Silverthorne's reverse acquisition with Inter-American Telecommunication Holding Corporation as reported in a Current Report on Form 8-K/A dated March 8, 2000.

2. Reflects the March 31, 2000 unaudited balance sheet and statement of operations for the nine months ended March 31, 2000 of Silverthorne as filed in a Quarterly Report on Form 10-QSB on May 24, 2000.

3. Records the acquisition of Aquila for $2,697,397. To finance the acquisition, Silverthorne issued 2,041,445 shares of its common stock. The purchase price has been allocated as follows:

                Asset Category

         Cash                              $      13,652
         Accounts receivable                      54,014
         Property and equipment                  142,135
         Intangible assets                     3,009,900
         Deposits                                 76,317
         Accounts payable                        (40,886)
         Accrued expenses                       (169,374)
         Debt                                   (406,361)
                                           -------------
                                           $   2,679,397
                                           =============

4. To eliminate depreciation and interest expense which will not continue following the business combination.

5. To record depreciation and amortization of fixed assets and intangibles acquired. Fixed assets are depreciated over a five-year life, intangible assets over fifteen years.

6. No pro forma income tax adjustment is provided for net operating losses generated as it is currently more likely than not these will not be utilized in the near future.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Inter-American Telecommunications Holding Corporation
Seattle, Washington

We have audited the accompanying consolidated balance sheet of Inter-American Telecommunications Holding Corporation (a development stage company) as of June 30, 1999, and the related consoidated statements of operations, cash flows and changes in stockholders' equity for the period from inception (July 24, 1998) through June 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordnace with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for out opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Inter-American Telecommunications Holding Corporation as of June 30, 1999, and the consolidated results of its operations, its cash flows and its changes in stockholders' equity for the period from inception (July 24, 1998) through June 30, 1999 in conformity with generally accepted accounting principles.

Denver, Colorado
January 20, 2000
(except for Note 7 which
is dated February 10, 2000)


                                                  By:/s/Comiskey & Company
                                                     ------------------------
                                                     PROFESSIONAL CORPORATION

              INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION
                          (A Development Stage Company)
            (Accounting Acquirer of Silverthorne Production Company)

                           Consolidated Balance Sheet
                                  June 30, 1999


                                     Assets

Other assets
   Goodwill                                     $         5
   Deferred tax                                      16,531
   Customer lists                                 1,300,015
                                                -----------
Total assets                                    $ 1,316,551
                                                ===========

                      Liabilities and Stockholders' Equity

Current liabilities
   Interest payable                             $    67,814
   Notes payable - related parties                  700,000
                                                -----------
     Total current liabilities                      767,814

Notes payable - related parties,
 due in more than one year                          600,000

Stockholders' equity
   Common stock; $0.01 par value,
    10,000 shares authorized; 2,000
    shares (11,377,137 shares, as
    adjusted) issued and outstanding                     20
   Deficit accumulated during the
    development stage                               (51,283)
                                                -----------
                                                    (51,263)
                                                -----------

Total liabilities and stockholders'
 equity                                         $ 1,316,551
                                                ===========



                       See notes to financial statements.

              INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION
                          (A Development Stage Company)
            (Accounting Acquirer of Silverthorne Production Company)

                      Consolidated Statement of Operations
         For the Period July 24, 1998 (Inception) through June 30, 1999


Revenue                                                  $        -

Interest expense                                             67,814
                                                         ----------

Loss before income taxes                                    (67,814)

Income tax benefit                                           16,531
                                                         ----------

Net loss                                                 $  (51,283)
                                                         ==========

Basic and diluted earnings per share                     $    (0.01)
                                                         ==========

Weighted average shares outstanding, as adjusted         11,377,137
                                                         ==========



                       See notes to financial statements.

              INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION
                          (A Development Stage Company)
            (Accounting Acquirer of Silverthorne Production Company)

                      Consolidated Statement of Cash Flows
         For the Period July 24, 1998 (Inception) through June 30, 1999


Cash flows from operating activities
  Net loss                                               $ (51,283)
                                                         ---------
  Adjustments to reconcile net income to net
   cash flows from operating activities
      Deferred tax benefit                                 (16,531)
      Changes in assets and liabilities
        Interest payable                                    67,814
                                                         ---------
                                                            51,283

          Net cash flows from operating activities               -
                                                         ---------
Cash flows from investing activities
          Net cash flows from investing activities               -
                                                         ---------
Cash flows from financing activities
          Net cash flows from financing activities               -
                                                         ---------
Net change in cash                                               -

Cash and cash equivalents, beginning of period                   -
                                                         ---------
Cash and cash equivalents, end of period                 $       -
                                                         =========



                       See notes to financial statements.

              INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION
                          (A Development Stage Company)
            (Accounting Acquirer of Silverthorne Production Company)

            Consolidated Statement of Changes in Stockholders' Equity For the Period July 24, 1998 (Inception) through June 30, 1999


                             Common Stock
                        ----------------------
                                                     Deficit
                                                   Accumulated
                                                   During the         Total
                        Number of                  Development    Stockholders'
                         Shares         Amount       Stage            Equity
                        -----------     ------     -----------      ----------
                        As Adjusted

Common stock issued
 for intangible
 assets,
 November 4, 1998        11,377,137     $   20     $         -      $        20

Net loss for the
 period
 July 24, 1998
 to June 30, 1999                 -          -         (51,283)         (51,283)
                        -----------     ------     -----------      -----------
Balance,
 June 30, 1999           11,377,137     $   20     $   (51,283)     $   (51,263)
                        ===========     ======     ===========      ===========




                       See notes to financial statements.

              INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION
                          (A Development Stage Company)
            (Accounting Acquirer of Silverthorne Production Company)

                   Notes to Consolidated Financial Statements

Note 1 - Summary of Significant Accounting Policies and Organization and Presentation

Description of Business and Operations

Inter-American Telecommunications Holding Corporation ("ITHC" or the "Company") was incorporated in the state of Delaware on July 24, 1998. ITHC was organized for the purpose of consolidating the operations of certain enterprises engaged in the commerce and transmission of domestic and international long distance telephone and related services.

During the period ended June 30, 1999, ITHC acquired customer lists from Telkiosk, Inc. ("Telkiosk") and Combined Telecommunications Consultancy, Ltd. ("CTC") that will be utilized to build a customer base for telecommunication sales. These companies were unrelated to ITHC prior to the transaction. As a result of these transactions, Telkiosk and CTC became shareholders of the Company. On November 4, 1998, in a transaction accounted for as a purchase, the Company issued 2,844,285 common shares (as adjusted) to acquire Inter-American Telecommunications Corporation ("ITC"), an unrelated, inactive corporation with no assets or liabilities. The shares were valued at an aggregate consideration of $5, which was recorded as goodwill. ITC will provide backroom support services for the Company's operations. On July 1, 1999, ITHC acquired all of the assets and liabilities of Cognigen Corporation, an on-line marketer of a variety of telecommunications services; see Note 7.

As of June 30, 1999, the Company is in the development stage as defined in Statement of Financial Accounting Standards No. 7 - Accounting and Reporting by Development Stage Enterprises. Since its inception, the Company has geared its efforts toward the acquisition of assets that will allow it to be engaged in direct and multilevel agency marketing and sale of long distance service and products as well as the switching and transport of voice, fax and data telephone and Internet traffic and related services. At June 30, 1999, operations had not commenced.

Customer lists

Customer databases acquired for debt have been recorded at the face amount of the debt issued in the acquisition. Customer databases will be amortized into income over a period not to exceed 3 years from the migration date.

Long Lived Assets

The Company assesses its long-lived assets for impairment on a quarterly basis. Impairment is considered possible when management's projections of future cash flows to be derived from the long lived asset is less than the carrying amount of the asset. Impairment is recorded as the difference between the carrying amount of the asset and the present value of projected future cash flows using the Company's incremental borrowing rate.

             INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION
                          (A Development Stage Company)
            (Accounting Acquirer of Silverthorne Production Company)

                   Notes to Consolidated Financial Statements

Note 1 - Summary of Significant Accounting Policies and Organization and Presentation (continued)

Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109 "Accounting for Income Taxes" which requires that deferred income tax expenses be provided based upon estimated future tax effects of differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes calculated based upon provisions of enacted tax laws.

Financial Instruments

Unless otherwise indicated, the fair value of all reported assets and liabilities, which represent financial instruments (none of which are held for trading purposes) approximate the carrying values of such amounts.

Use of Estimates

The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from these estimates.

Loss Per Share

Loss per common share has been computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. Shares issued in the initial capitalization of the Company have been treated as outstanding since inception.

Principles of Consolidation

The accompanying financial statements include all of the accounts of the Company and its wholly owned subsidiary, Inter-American Telecommunications Corporation, an inactive corporation with no assets or liabilities. All intercompany amounts have been eliminated in consolidation.

              INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION
                          (A Development Stage Company)
            (Accounting Acquirer of Silverthorne Production Company)

                   Notes to Consolidated Financial Statements

Note 1 - Summary of Significant Accounting Policies and Organization and Presentation (continued)

Stockholders' Equity

As more fully explained in footnote 8 to the financial statements, the company engaged in a reverse acquisition by Silverthorne Production Company whereby the company received or will receive at the second closing a total of 54,041,397 newly issued Silverthorne common shares. The effect of the transaction is presented in the accompanying financial statements as a pro-rata restatement of ITHC common shares outstanding. Unless otherwise indicated, all ITHC common share and per- share amounts in these financial statements have been restated to reflect a 5,688.57 to 1 increase in the number of common shares outstanding.

Newly Issued Accounting Pronouncements

In June 1998, the FASB issued FAS 133, Accounting for Certain Derivative Instruments and Certain Hedging Activities, which establishes accounting and reporting standards for all derivative instruments and for hedging activities. FAS 133 requires that an entity measure all derivatives at fair value and recognize those derivatives as either assets or liabilities on the balance sheet. The change in a derivative's fair value is generally to be recognized in current period earnings. However, if certain conditions are met, a derivative may be specifically designated as a hedge of an exposure to changes in fair value, variability of cash flows, or certain foreign currency exposures. Based on the hedge designation, special hedge accounting rules allow the derivative's change in value to be recognized either in current period earnings, together with the offsetting change in value of the risk being hedged, or, to the extent the hedge is effective, in comprehensive income and subsequently reclassified into earnings when the hedged item affects earnings.

FAS 133, as amended by FAS 137, is effective for all fiscal years beginning after June 15, 2000 (calendar year 2001), with early adoption permitted. The Company does not currently use derivatives for trading or speculative purposes or for hedging and does not anticipate that the adoption of this standard will have a significant impact on its operating results.

Note 2 - Statements of Cash Flows

There were no cash payments made for interest or income taxes in 1999. Non-cash investing and financing activities consisted of the following:

         Issuance of promissory notes          $1,300,000
         Issuance of common stock                      20
         Purchase of customer lists            (1,300,015)
         Goodwill                                      (5)

              INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION
                          (A Development Stage Company)
            (Accounting Acquirer of Silverthorne Production Company)

                   Notes to Consolidated Financial Statements

Note 3 - Long-term Debt

At June 30, 1999, the Company had the following notes payable to related parties:

                                      Current       Long-term
                                     ---------      ---------
8% unsecured promissory note
 payable to Telkiosk, with
 principal and interest due
 upon maturity at
 November 4, 1999, partially
 refinanced to July 1, 2000          $ 200,000      $ 300,000

8% unsecured promissory note
 payable to CTC, with
 principal and interest due
 upon maturity at
 November 4, 1999, partially
 refinanced to July 1, 2000.           500,000        300,000
                                     ---------      ---------

                                     $ 700,000      $ 600,000
                                     =========      =========


Note 4 - Income Taxes

The Company computes and records taxes payable based upon determination of taxable income, which is different from pre-tax financial statement income. Such differences arise from the reporting of financial statement amounts in different periods for tax purposes. The timing differences are a result of different accounting methods being used for financial and tax reporting.

The Company's total deferred tax assets, deferred tax liabilities, and deferred tax valuation allowance at June 30, 1999 are as follows:

     Deferred tax assets
       Non-benefited tax losses and credits        $   16,531
       Valuation allowance                                  -
                                                   ----------

           Net deferred tax asset                  $   16,531
                                                   ==========

              INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION
                          (A Development Stage Company)
            (Accounting Acquirer of Silverthorne Production Company)

                   Notes to Consolidated Financial Statements

Note 4 - Income Taxes (continued)

The provision for income taxes was different than the amount computed using the statutory income tax rate for the reasons following:

     Tax computed at statutory rate
     State taxes                                 $  10,172
     Valuation allowance                             6,359
                                                 ---------

           Income tax benefit                    $  16,531
                                                 =========


Note 5 - Commitments and Contingencies

Presentation as a going concern

The Company is in the development stage and at June 30, 1999, had no liquid assets with which to satisfy its acquisition liabilities and ongoing working capital commitments. After year end, as discussed in Note 8, the Company acquired a controlling interest in Silverthorne Production Company, a publicly traded shell company. Between September and December of 1999, Silverthorne Production Company raised a total of $5.85 million through the sale of its common stock, the proceeds of which will be used to fund ITHC's operating capital requirements, as well as to make additional planned acquisitions.

Note 6 - Related Party Transactions

Acquisition of customer databases

On November 4, 1998, ITHC acquired a customer database of 54,034 individual subscribers from TelKiosk in exchange for 2,844,285, as adjusted shares of ITHC common stock, plus a cash payment of $500,000 in the form of a promissory note payable November 4, 1999 (and subsequently extended until July 1, 2000 as to the remaining $300,000 balance due). TelKiosk is partially owned by Peter Tilyou, a former officer and director of ITHC. This is an electronically archived database containing 54,034 individual, comma-delimited records of residential and business accounts of long distance telephone subscribers using the callback or call-reorigination system. The domiciles of these accounts are located primarily outside the United States, including Japan, Italy, France, Argentina, Brazil, Spain, Israel, Russia and CIS countries, Guatemala, Venezuela and Singapore. The customers in the database use primarily U.S.origination - foreign termination callback long distance services.

              INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION
                          (A Development Stage Company)
            (Accounting Acquirer of Silverthorne Production Company)

                   Notes to Consolidated Financial Statements

Note 6 - Related Party Transactions (continued)

Also on November 4, 1998, ITHC acquired a customer database of 41,415 individual subscribers from CTC in exchange for 5,688,570, as adjusted shares of ITHC common stock plus a cash payment of $800,000 in the form of a promissory note payable November 4, 1999 (and subsequently extended until July 1, 2000 as to $300,000 of the remaining balance due). CTC is partially owned by Peter Tilyou, a former officer and director of ITHC. This is an electronically archived database containing 41,415 individual, comma-delimited records of residential and business accounts of long distance telephone subscribers. The domiciles of these accounts are all located within the United States. Approximately 90% of these accounts have an affinity to a foreign country, and the accounts are held by persons of Russian, Romanian, Czech, Slovakian, Slovenian, Polish, Bulgarian, German, Japanese and Filipino national origin.

Migration of customers will commence when the solicitation process is complete. The lists were originally purchased by CTC and TelKiosk in an arm's length transaction from an independent international long distance reseller and customer base consolidator. The purchase price to ITHC was determined with respect to amounts paid or payable to the original seller of the lists.

Note 7 - Subsequent Event

Acquisition of Cognigen Corporation

On July 1, 1999, the Company entered into an agreement with Cognigen Corporation ("Cognigen") to purchase all of Cognigen's assets. The purchase price included 31,286,894, as adjusted shares of ITHC common stock, and a $300,000 note payable due October 1, 1999. The agreement also calls for a four-year employment contract between the Company and Kevin Anderson, the founder of Cognigen with an annual base salary of $175,000. Mr. Anderson was not previously affiliated with ITHC prior to the acquisition, and will continue with the Company and will perform functions equivalent to that of a chief operating officer. The agreement also calls for the Company to expend a total of $600,000 over a three year period on business expansion. The transaction will be accounted for as a purchase.

              INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION
                          (A Development Stage Company)
            (Accounting Acquirer of Silverthorne Production Company)

                   Notes to Consolidated Financial Statements

Note 7 - Subsequent Event (continued)

The following Pro Forma combined, condensed financial information reflects the acquisition of Cognigen as if it occurred as of July 24, 1998 (the beginning of the period).

                  Total assets                 $ 1,923,583
                  Total liabilities              1,982,914
                  Stockholders' equity             (59,331)

                  Revenues                       1,807,401
                  Net loss                         (37,049)
                  Loss per adjusted share          (0.0003)

Acquisition of controlling interest in Silverthorne Production Company

On August 20, 1999, pursuant to a Stock Purchase and Asset Acquisition Agreement by and among Silverthorne Production Company ("Silverthorne"), certain shareholders of Silverthorne, and the Company, ITHC acquired a total of 24,345,384 shares, or approximately 58%, of the outstanding and to be issued shares of common stock of Silverthorne in exchange for all of ITHC's assets and liabilities. In a second closing which is to occur after the annual meeting of the shareholders of Silverthorne, ITHC will receive an additional 37,298,444 Silverthorne common shares. Silverthorne is a publicly-traded shell company with no assets or liabilities prior to the transaction with ITHC as described herein.

Of the shares acquired in August, 11,742,953 were acquired directly from Silverthorne and 12,602,431 shares were acquired from certain shareholders of Silverthorne in exchange for $190,000 in cash and 1,706,571, as adjusted shares of ITHC common stock.

The transaction will be accounted for as a reverse acquisition, with ITHC being the accounting acquirer of Silverthorne. Unless otherwise indicated, all share and per share amounts in the accompanying financial statements have been restated to reflect the issuance by Silverthorne of a total of 54,041,397 common shares to ITHC in the transaction, which equates to a total of 5,688.57 shares of Silverthorne for each outstanding common share of ITHC.

Shares issued for employment agreements

On July 22, 1999 ITHC executed a one-year employment agreement for the positions of Chief Operating Officer ("COO") and Chief Financial Officer ("CFO"). Included in these agreements were the rights to receive 11,377,366, as adjusted, shares of ITHC common stock in consideration of past services. On July 22, 1999, these shares were issued and have been valued at $30,000 or .003 per share (as adjusted), which approximated market value at the date of issue.

              INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION
                          (A Development Stage Company)
            (Accounting Acquirer of Silverthorne Production Company)

                   Notes to Consolidated Financial Statements

Note 7 - Subsequent Event (continued)

Aquila Agreement

On July 22, 1999, ITHC entered into a three-year carrier service agreement with Aquila International Telecommunications, Inc. ("Aquila"), a company partially owned by Jimmy Boswell and David G. Lucas who are officers and directors of the Company. ITHC provided an advance payment of $400,000 in connection with this agreement.

In January 2000, Silverthorne entered into a letter of intent to acquire Aquila, subject to the execution of a definitive agreement and other conditions.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



The Board of Directors
Cognigen Corporation
Seattle, Washington

We have audited the accompanying balance sheets of Cognigen Corporation as of June 30, 1999 and 1998, and the related statements of income and retained earnings, and cash flows for each of the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements base on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonbale assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cognigen Corporation as of June 30, 1999 and 1998, and the results of its operations and its cash flows for each of the years then ended in conformity with generally accepted accounting principles.

Denver, Colorado
January 20, 2000


                                                By:/s/Comiskey & Company
                                                   ------------------------
                                                   PROFESSIONAL CORPORATION

                              COGNIGEN CORPORATION
  (A Business Acquired by Inter-American Telecommunications Holding Corporation)

                                 Balance Sheets


                                                   June 30,
                                         ---------------------------
                                           1999              1998
                                         ---------         ---------
                                     Assets

Current assets
   Cash and cash equivalents             $  21,248         $  14,390
   Commissions receivable                  279,507            19,956
   Inventory                                25,076            38,301
   Prepaid excise taxes                        752             1,149
                                         ---------         ---------
     Total current assets                  326,583            73,796
                                         ---------         ---------

Equipment - at cost
   Telephone system                          3,035                 -
   Computers                                17,804                 -
   Furniture                                   790                 -
   Capitalized software                    125,000           125,000
                                         ---------         ---------
                                           146,629           125,000
   Less accumulated depreciation           (67,273)          (37,500)
                                         ---------         ---------
                                            79,356            87,500
                                         ---------         ---------
Other assets
   Deferred income tax asset                    74             2,718
   Deposits                                  1,500                 -
                                         ---------         ---------
                                             1,574             2,718
                                         ---------         ---------

Total assets                             $ 407,513         $ 164,014
                                         =========         =========

                      Liabilities and Stockholders' Equity

Current liabilities
   Accounts payable                      $   1,024         $       -
   Commissions payable                     184,268            40,346
   Deferred revenue                         71,763            31,451
   Income taxes payable                     13,770             2,032
   Payroll taxes payable                    50,403            22,918
                                         ---------         ---------
     Total current liabilities             321,228            96,747
                                         ---------         ---------
Stockholders' equity
   Common stock; $0.01 par value,
    100,000 shares authorized;
    91,000 shares issued and
    outstanding                                910               910
   Additional paid-in capital              124,100           124,100
   Retained deficit                        (38,725)          (57,743)
                                         ---------         ---------
     Total stockholders' equity            86,285             67,267
                                         ---------         ---------

Total liabilities and
 stockholders' equity                    $ 407,513         $ 164,014
                                         =========         =========




                       See notes to financial statements.

                              COGNIGEN CORPORATION
  (A Business Acquired by Inter-American Telecommunications Holding Corporation)

                   Statements of Income and Retained Earnings


                                             For the Years Ended
                                                  June 30,
                                         ---------------------------
                                            1999             1998
                                         ---------------------------
Revenues
   Commission income                     $  765,416        $ 615,090
   Calling card sales                     1,041,985          237,113
                                         ----------        ---------
                                          1,807,401          852,203
                                         ----------        ---------
Cost of revenues
   Commissions                              553,086          409,657
   Calling card cost of revenue             679,864          110,268
                                         ----------        ---------
                                          1,232,950          519,925
                                         ----------        ---------

Gross profit                                574,451          332,278

Selling, general and administrative
 expenses                                   541,051          381,885
                                         ----------        ---------

Income (loss) before income taxes            33,400          (49,607)

Provision for income taxes                   14,382           (1,918)
                                         ----------        ---------

Net income (loss)                            19,018          (47,689)

Retained deficit

   Balance, beginning of the year           (57,743)         (10,054)
                                         ----------        ---------

   Balance, end of year                  $  (38,725)       $ (57,743)
                                         ==========        =========

Basic earnings per share                 $      .21        $    (.52)
                                         ==========        =========



                       See notes to financial statements.

                              COGNIGEN CORPORATION
  (A Business Acquired by Inter-American Telecommunications Holding Corporation)

                            Statements of Cash Flows


                                             For the Years Ended
                                                   June 30,
                                         ---------------------------
                                           1999              1998
                                         ---------------------------
Cash flows from operating
 activities
   Net income (loss)                     $  19,018         $ (47,689)
                                         ---------         ---------
   Adjustments to reconcile
    net income to net cash
    provided by operating
    activities
      Depreciation                          29,773            25,000
      Deferred income taxes                  2,644            (2,718)
      Changes in assets and
       liabilities
         Commissions receivable           (259,551)           58,824
         Inventory                          13,225           (38,301)
         Prepaid excise taxes                  397            (1,149)
         Deposits                           (1,500)                -
         Accounts payable                    1,024              (579)
         Commissions payable               143,922           (20,783)
         Deferred revenue                   40,312            31,451
         Income taxes payable               11,738               800
         Payroll taxes payable              27,485            22,918
                                         ---------         ---------
                                             9,469            75,463
                                         ---------         ---------
           Net cash provided by
            operating activities            28,487            27,774
                                         ---------         ---------
Cash flows from investing
 activities
   Acquisition of equipment                (21,629)                -
                                         ---------         ---------
           Net cash used by
            investing activities           (21,629)                -
                                         ---------         ---------
Cash flows from financing activities
           Net cash provided by
            financing activities                 -                 -
                                         ---------         ---------

Net increase in cash                         6,858            27,774

Cash and cash equivalents,
 beginning of year                          14,390           (13,384)
                                         ---------         ---------

Cash and cash equivalents,
 end of year                             $  21,248         $  14,390
                                         =========         =========




                       See notes to financial statements.

                              COGNIGEN CORPORATION
  (A Business Acquired by Inter-American Telecommunications Holding Corporation)

                          Notes to Financial Statements

Note 1 - Summary of Significant Accounting Policies and Organization and Presentation

Description of Business and Operations

Cognigen Corporation, previously Cognigen Communications, was incorporated in the state of Nevada in February 1998. Cognigen's predecessor, Cognigen Communications, was incorporated in the state of California in February 1997. All references to the "Company" or "Cognigen" refer to Cognigen Corporation and include its predecessor. Cognigen is an on-line marketer of a variety of telecommunication services.

Telecommunication services that are offered for sale include both domestic and international long distance, international callback service, high bandwidth web hosting service, IP telephony service and prepaid calling cards. Services other than prepaid calling cards are provided by telecommunication companies with which Cognigen has on-going relationships. Commissions are paid to Cognigen based on the sale and usage of these telecommunication services. The commission rates vary among the providers. Calling cards are purchased from various vendors at a discount from the face value. Revenue is generated upon the sale of the calling cards.

Cognigen services are marketed via a network of over thirty thousand agents worldwide. Each agent has a personalized Web page that is accessed by customers and potential customers looking for lower cost telecommunication services. Commissions are paid on a sliding scale to agents on both direct and downline sales.

Revenue Recognition

The Company records commission income when the underlying telecommunication service is rendered. Commission income does not include amounts paid separately to carriers for telecommunication services provided.

Calling card revenue is recorded when the calling cards are shipped. The Company's policy is to delay shipment of calling cards for a two week period after receipt of cash to allow for processing. This delay results in deferred revenue which is recorded as liability until the calling cards are shipped. Calling card revenues include amounts paid for the cost of the telecommunication services provided by third-party carriers.

General and administrative expenses are charged as incurred to periodic income.

Statement of Cash Flows

For the purpose of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

                              COGNIGEN CORPORATION
  (A Business Acquired by Inter-American Telecommunications Holding Corporation)

                          Notes to Financial Statements

Note 1 - Summary of Significant Accounting Policies and Organization and Presentation (continued)

Commissions Receivable

Commissions receivable represent amounts due from providers for telecommunication services used by subscribers. Typically providers pay commissions due to Cognigen forty-five days after the usage month end to allow for billing and collection.

No allowance for doubtful accounts has been established by the Company and no bad debt expense has been recorded in either 1998 or 1999.

Inventory

Inventory consists of prepaid calling cards held for resale and is valued at the lower of cost or market. Calling cards are purchased from a variety of vendors at a discount from the face value. Excise tax of 3% of the face value is paid at the time of purchase. When the calling card is sold, the excise tax is collected and offset against the prepaid excise tax.

Property and Equipment

Property and equipment is stated at cost and depreciated using the straight-line method over the following estimated useful lives:

         Telephone system                    5 years
         Computers                           3 years
         Furniture                           5 years
         Capitalized software                5 years


Software developed to support the self-replicating Web pages used to market telecommunication services and administer agents' sales and related commissions has been capitalized according to the provisions of AICPA Statement of Position 98-1 "Accounting for Costs of Computer Software Developed or Obtained for Internal Use". Such software was contributed in exchange for stock in the Company in February 1997.

Commissions Payable

Commissions payable represent amounts due to agents as commission related to the usage for which the Company is due commission income from its providers. It is the Company's policy to pay commission to its agents only after receiving commission due from its providers. This policy results in approximately two months commission payable as of each year end.

                              COGNIGEN CORPORATION
  (A Business Acquired by Inter-American Telecommunications Holding Corporation)

                          Notes to Financial Statements

Note 1 - Summary of Significant Accounting Policies and Organization and Presentation (continued)

Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109 "Accounting for Income Taxes" which requires that deferred income tax expenses be provided based upon estimated future tax effects of differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes calculated based upon provisions of enacted tax laws.

Concentration of Credit Risk

The Company sells the telecommunication services of various providers. Based on the sales efforts of the Company's agents, a concentration of revenue and/or receivables can arise at various times. As of June 30, 1999 and 1998, commissions receivable from two providers comprised 64% and 95%, respectively, of the total commissions receivable. For the year ended June 30, 1998, 97% of commission income was generated from one provider. For the year ended June 30, 1999, this provider's proportionate share of revenue had decreased to 21%, while a new provider contributed 42% of the total revenue.

Financial Instruments

Unless otherwise indicated, the fair value of all reported assets and liabilities which represent financial instruments (none of which are held for trading purposes) approximate the carrying values of such amounts.

Use of Estimates

The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from these estimates.

Earnings Per Share

The Company has adopted Statement of Financial Accounting Standards No. 128 Earnings per Share" (SFAS No. 128) that requires the calculation of basic earnings per common share, which is computed by dividing net income by the weighted average number of shares of common stock outstanding during the period, and diluted earnings per common share, which is computed using the weighted average number of shares of common stock and common stock equivalents.

                              COGNIGEN CORPORATION
  (A Business Acquired by Inter-American Telecommunications Holding Corporation)

                          Notes to Financial Statements

Note 2 - Statements of Cash Flows

There were no cash payments made for interest or income taxes in either 1999 or 1998.

Note 3 - Income Taxes

The Company computes and records taxes payable based upon determination of taxable income which is different from pre-tax financial statement income. Such differences arise from the reporting of financial statement amounts in different periods for tax purposes. The timing differences are a result of different accounting methods being used for financial and tax reporting.

The components of income tax expense (benefit) are:

                                            June 30,
                                    -------------------------
                                      1999             1998
                                    -------------------------
Taxes currently payable             $ 11,738        $   800
Change in deferred tax assets          2,644         (2,718)
                                    --------        -------

                                    $ 14,382        $ (1,918)
                                    ========        ========

The Company's total deferred tax assets, deferred tax liabilities, and deferred tax valuation allowance at June 30, 1999 and 1998 are as follows:

                                                      June 30,
                                              -------------------------
                                                1999             1998
                                              -------------------------
Deferred tax assets
   Deductible temporary differences            $   74         $     -
   Non-benefited tax losses and credits             -           2,718
                                               ------         -------

     Total deferred tax assets                     74           2,718
                                               ------         -------

     Net deferred tax assets                   $   74         $ 2,718
                                               ======         =======

The provision for income taxes was different than the amount computed using the statutory income tax rate for the reasons following:

                                                     June 30,
                                             ------------------------
                                               1999            1998
                                             ------------------------
   Tax computed at statutory rate            $ 5,010       $ (7,441)
   State taxes                                 5,744              -
   Other, non-deductible expenses              3,628          5,523
                                             -------       --------

     Provision for income taxes              $ 14,382      $ (1,918)
                                             ========      ========

                              COGNIGEN CORPORATION
  (A Business Acquired by Inter-American Telecommunications Holding Corporation)

                          Notes to Financial Statements


Note 5 - Commitments and Contingencies

The Company leases certain office space under an operating lease expiring September 30, 1999 with monthly payments of $900 and an option to renew on a month-to-month basis at $945 per month. Total expense for the years ended June 30, 1999 and 1998 was $7,815 and $0, respectively.

The Company is not involved in any lawsuits or litigation.

Note 6 - Related Parties

Prior to October 1, 1998, the corporate offices of the Company were in the personal residence of the two of the Company's directors. No rent was charged for the use of the space.

Note 7 - Subsequent Event

On July 1, 1999, the Company entered into an agreement with Inter-American Telecommunications Corporation ("ITHC") to sell all of its assets to ITHC. The purchase price included 31,286,894 shares of ITHC common stock (as adjusted for ITHC's reverse acquisition of Silverthorne Production Company, see notes to the ITHC financial statements at June 30, 1999), and a $300,000 note payable due October 1, 1999. The agreement also calls for a four-year employment contract between ITHC and Kevin Anderson, Cognigen's founder, who was not related to ITHC prior to the acquisition.

ITHC was incorporated on July 24, 1998 and had no operations during the year ended June 30, 1999. Proforma financial results would include only the results of operations of Cognigen.

                              Silverthorne           ITHC              Cognigen
                              June 30, 1999      June 30, 1999       June 30, 1999       Pro Forma              Pro Forma
                               Historical          Historical         Historical        Adjustments              Combined
                             --------------      --------------      -------------      -----------             ----------

Current Assets               $            -      $            -      $     326,583                              $  326,583

Equipment                                 -                   -             79,356                                  79,356
                                                                                        $   213,770     a
Other Assets                              -           1,316,551              1,574          (14,251)    b        1,517,644
                             --------------      --------------      -------------                              ----------

Total Assets                 $            -      $    1,316,551      $     407,513                              $1,923,583
                             ==============      ==============      =============                              ==========

                                                                                            300,000     a

Current Liabilities          $        2,234      $    1,367,814      $     321,228           (6,128)    c       $1,985,148

                                                                                             (8,123)    b,c

Stockholders' Equity                 (2,234)            (51,263)            86,285          (86,230)    a          (61,565)
                             --------------      --------------      -------------                              ----------

Total Liabilities and
 Equity                      $            -      $    1,316,551      $     407,513                              $1,923,583
                             ==============      ==============      =============                              ==========

Revenues                     $            -      $            -      $   1,807,401                              $1,807,401
Cost of revenues                          -                   -          1,232,950                               1,232,950
                             --------------      --------------      -------------                              ----------
Gross profit                              -                   -            574,451                                 574,451

SG&A                                      -                   -            541,051        $  14,251     b          730,302
                                                                                            175,000     c


Interest                                  -              67,814                  -                                  67,814
Other income/expense                  4,784                   -                  -                                   4,784
                             --------------      --------------      -------------                              ----------

Net income (loss)before
 tax                                  4,784             (67,814)            33,400                                (228,449)

Tax (expense) benefit                     -              16,531            (14,382)          83,062     d           85,211
                             --------------      --------------      -------------                              ----------

Net income                   $        4,784      $      (51,283)     $      19,018                              $ (143,238)
                             ==============      ==============      =============                              ==========
Income (loss) per share:

Basic                        $         0.00                                                                     $    (0.01)
                             ==============                                                                     ==========

Diluted                      $         0.00                                                                     $    (0.01)
                             ==============                                                                     ==========

Weighted average shares
 outstanding, as adjusted        15,757,047                                              11,742,953     e       27,500,000
                             ==============                                             ===========             ============



Pro Forma Adjustments:

  a. To record acquisition of Cognigen for $300,000 debt plus $55 stock
  b. To amortize goodwill ratably over a 15 year recovery period
  c. Employment contract of $175,000 annually, in which no prior salary amounts have been included in the historical financial statements.
  d. Tax effect at 37.3% combined statutory rate
  e. Newly issued Silverthorne shares acquired by ITHC.

                                    EXHIBIT B

                             COGNIGEN NETWORKS, INC.

                         2000 INCENTIVE AND NONSTATUTORY
                                STOCK OPTION PLAN


1. Purposes of the Plan. The purposes of this 2000 Incentive and Nonstatutory Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business. Options granted hereunder may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "nonstatutory stock options," at the discretion of the Board and as reflected in the terms of the written stock option agreement.

2.   Definitions. As used herein, the following definitions shall apply:

     a. "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company if no Committee is appointed.

     b.   "Code" shall mean the Internal Revenue Code of 1986, as amended.

     c. "Common Stock" shall mean the $0.001 par value common stock of the Company.

     d.   "Company" shall mean Cognigen Networks, Inc., a Colorado corporation.

     e. "Committee" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed, or the Board if no committee is appointed.

     f. "Consultant" shall mean any person who is engaged by the Company or any Subsidiary to render consulting services and is compensated for such consulting services, but does not include a director of the Company who is compensated for services as a director only with the payment of a director's fee by the Company.

     g. "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

     h. "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     i. "Incentive Stock Option" shall mean an Option which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     j.   "Non-Employee Director" shall mean a director who:

          (i) Is not currently an officer (as defined in Section 16a-1(f) of the Securities Exchange Act of 1934, as amended) of the Company or a Parent or Subsidiary of the Company, or otherwise currently employed by the Company or a Parent or Subsidiary of the Company.

          (ii) Does not receive compensation, either directly or indirectly, from the Company or a Parent or Subsidiary of the Company, for services rendered as a Consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to
               Item 404(a) of Regulation S-K adopted by the United States Securities and Exchange Commission.

          (iii)Does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K adopted by the United States Securities and Exchange Commission.

     k. "Nonstatutory Stock Option" shall mean an Option granted under this Plan which does not qualify as an Incentive Stock Option. To the extent that the aggregate fair market value of Optioned Stock to which Incentive Stock Options granted under Options to an Employee are exercisable for the first time during any calendar year (under the Plan and all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options under the Plan. The aggregate fair market value of the Optioned Stock shall be determined as of the date of grant of each Option and the determination of which Incentive Stock Options shall be treated as qualified incentive stock options under Section 422 of the Code and which Incentive Stock Options exercisable for the first time in a particular year in excess of the $100,000 limitation shall be treated as Nonstatutory Stock Options shall be determined based on the order in which such Options were granted in accordance with Section 422(d) of the Code.

     l. "Option" shall mean an Incentive Stock Option, a Nonstatutory Stock Option or both.

     m.   "Optioned Stock" shall mean the Common Stock subject to an Option.

     n. "Optionee" shall mean an Employee or other person who is granted an Option.

     o. "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     p.   "Plan" shall mean this 2000  Incentive and  Nonstatutory  Stock Option
          Plan.

     q. "Share" shall mean a share of the Common Stock of the Company, as adjusted in accordance with Section 11 of the Plan.

     r. "Stock Option Agreement" shall mean the agreement to be entered into between the Company and each Optionee which shall set forth the terms and conditions of each Option granted to each Optionee, including the number of Shares underlying such Option and the exercise price of each Option granted to such Optionee under such agreement.

     s. "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 5,000,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

4.   Administration of the Plan.

     a. Procedure. The Plan shall be administered by the Board or a Committee appointed by the Board consisting of two or more Non-Employee Directors to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe.

          (i) Once appointed, the Committee shall continue to serve until otherwise directed by the Board (which for purposes of this paragraph (a)(i) of this Section 4 shall be the Board of Directors of the Company). From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          (ii) Members of the Board who are granted, or have been granted, Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan.

     b. Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion:

          (i) To grant Incentive Stock Options and Nonstatutory Stock Options or both as provided and identified in a separate written Stock Option Agreement to each Optionee granted such Option or Options under the Plan; provided however, that in no event shall an Incentive Stock Option and a Nonstatutory Stock Option granted to any Optionee under a single Stock Option Agreement be subject to a "tandem" exercise arrangement such that the exercise of one such Option affects the Optionee's right to exercise the other Option granted under such Stock Option Agreement;

          (ii) To  determine,   upon  review  of  relevant  information  and  in
               accordance with Section 8(b) of the Plan, the fair market value of the Common Stock;

          (iii)To determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan;

          (iv) To determine the Employees or other persons to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option;

          (v)  To interpret the Plan;

          (vi) To prescribe, amend and rescind rules and regulations relating to the Plan;

          (vii)To determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;

          (viii) To accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of
               Section 7 of the Plan;

          (ix) To  authorize  any person to execute on behalf of the Company any
               instrument   required  to  effectuate  the  grant  of  an  Option
               previously granted by the Board; and

          (x) To make all other determinations deemed necessary or advisable for the administration of the Plan.

     c. Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other permissible holders of any Options granted under the Plan.

5.   Eligibility.

     a. Persons Eligible. Options may be granted to any person selected by the Board. Incentive Stock Options may be granted only to Employees. An Employee, who is also a director of the Company, its Parent or a Subsidiary, shall be treated as an Employee for purposes of this
          Section 5. An Employee or other person who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

     b. No Effect on Relationship. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or other relationship with the Company nor shall it interfere in any way with his right or the Company's right to terminate his employment or other relationship at any time.

6. Term of Plan. The Plan became effective on the date the Plan is approved by the shareholders of the Company in accordance with Section 422 of the Code. It shall continue in effect until a date that is 10 years after such approval, unless sooner terminated under Section 13 of the Plan.

7. Term of Option. The term of each Option shall be 10 years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, if the Option is an Incentive Stock Option, the term of the Option shall be five years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

8.   Exercise Price and Consideration.

     a. Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but the per Share exercise price under an Incentive Stock Option shall be subject to the following:

          (i) If granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall not be less than 110% of the fair market value per Share on the date of grant.

          (ii) If granted to any other Employee, the per Share exercise price shall not be less than 100% of the fair market value per Share on the date of grant.

     b. Determination of Fair Market Value. The fair market value per Share on the date of grant shall be determined as follows:

          (i) If the Common Stock is listed on the New York Stock Exchange, the American Stock Exchange or such other securities exchange designated by the Board, or admitted to unlisted trading privileges on any such exchange, or if the Common Stock is quoted on a National Association of Securities Dealers, Inc. system that reports closing prices, the fair market value shall be the closing price of the Common Stock as reported by such exchange or system on the day the fair market value is to be determined, or if no such price is reported for such day, then the determination of such closing price shall be as of the last immediately preceding day on which the closing price is so reported;

          (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges or so quoted, the fair market value shall be the average of the last reported highest bid and the lowest asked prices quoted on the National Association of Securities Dealers, Inc. Automated Quotations System or, if not so quoted, then by the National Quotation Bureau, Inc. on the day the fair market value is determined; or

          (iii)If the Common Stock is not so listed or admitted to unlisted trading privileges or so quoted, and bid and asked prices are not reported, the fair market value shall be determined in such reasonable manner as may be prescribed by the Board.

     c. Consideration and Method of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, other shares of Common Stock having a fair market value on the date of exercise equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the Colorado Business Corporation Act.

9. Exercise of Option.

     a. Procedure for Exercise: Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

     In the sole discretion of the Board, at the time of the grant of an Option or subsequent thereto but prior to the exercise of an Option, an Optionee may be provided with the right to exchange, in a cashless transaction, all or part of the Option for Common Stock of the Company on terms and conditions determined by the Board.

     An   Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment, as authorized by the Board, may consist of a consideration and method of payment allowable under Section 8(c) and this Section 9(a) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of the duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     b. Termination of Status as an Employee. In the case of an Incentive Stock Option, if any Employee ceases to serve as an Employee, he may, but only within such period of time not exceeding three months as is determined by the Board at the time of grant of the Option after the date he ceases to be an Employee, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     c. Disability of Optionee. In the case of an Incentive Stock Option, notwithstanding the provisions of Section 9(b) above, in the event an Employee is unable to continue as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within such period of time not exceeding 12 months as is determined by the Board at the time of grant of the Option from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     d. Death of Optionee. In the case of an Incentive Stock Option, in the event of the death of the Optionee:

          (i) During the term of the Option if the Optionee was at the time of his death an Employee and had been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within 12 months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee 12 months after the date of death; or

          (ii) Within such period of time not exceeding three months as is determined by the Board at the time of grant of the Option after the termination of Continuous Status as an Employee, the Option may be exercised, at any time within 12 months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

10. Nontransferability of Options. Unless permitted by the Code, in the case of an Incentive Stock Option, the Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of any Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation in a transaction in which the Company is not the survivor, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of such a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of 30 days from the date of such notice, and the Option will terminate upon the expiration of such period.

12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or other person to whom an Option is so granted within a reasonable time after the date of such grant. Within a reasonable time after the date of the grant of an Option, the Company shall enter into and deliver to each Employee or other person granted such Option a written Stock Option Agreement as provided in Sections 2(r) and 16 hereof, setting forth the terms and conditions of such Option.

13.  Amendment and Termination of the Plan.

     a. Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in
          Section 17 of the Plan:

          (i) An increase in the number of Shares subject to the Plan above the number of Shares set forth in Section 3 of the Plan, other than in connection with an adjustment under Section 11 of the Plan;

          (ii) Any change in the designation of the class of Employees eligible to be granted Incentive Stock Options; or

          (iii)Any material amendment under the Plan that would have to be approved by the shareholders of the Company for the Board to continue to be able to grant Incentive Stock Options under the Plan.

     b. Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, applicable state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of legal counsel for the Company with respect to such compliance.

As a condition to the existence of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares and such other representations and warranties which in the opinion of legal counsel for the Company, are necessary or appropriate to establish an exemption from the registration requirements under applicable federal and state securities laws with respect to the acquisition of such Shares.

15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's legal counsel to be necessary for the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability relating to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16. Option Agreement. Each Option granted to an Employee or other persons shall be evidenced by a written Stock Option Agreement in such form as the Board shall approve.

17. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

18. Gender. As used herein, the masculine, feminine and neuter genders shall be deemed to include the others in all cases where they would so apply.

19. CHOICE OF LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS PLAN AND THE INSTRUMENTS EVIDENCING OPTIONS WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF DELAWARE.

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan effective as of _______________, 2000.

                                                 COGNIGEN NETWORKS, INC.,
                                                 a Colorado corporation



                                              By:
                                                 ---------------------------
                                                 Jimmy L. Boswell, President

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